FUND TYPE:
-------------------------------------
Global stock

INVESTMENT OBJECTIVE:
-------------------------------------
Long-term growth of capital

PRUDENTIAL
PACIFIC
GROWTH
FUND, INC.

                    [LOGO]

---------------------------------------------------------------
PROSPECTUS: FEBRUARY 25, 1999

As with all mutual funds, the
Securities and Exchange
Commission has not approved or
disapproved the Fund's shares,
nor has the SEC determined that
this prospectus is complete or
accurate. It is a criminal offense
to state otherwise.                               [LOGO]

TABLE OF CONTENTS
-------------------------------------

1          RISK/RETURN SUMMARY
1          Investment Objective and Principal Strategies
1          Principal Risks
2          Evaluating Performance
4          Fees and Expenses

6          HOW THE FUND INVESTS
6          Investment Objective and Policies
7          Other Investments
8          Derivative Strategies
9          Additional Strategies
10         Investment Risks

13         HOW THE FUND IS MANAGED
13         Manager
13         Investment Adviser
13         Portfolio Managers
14         Distributor
14         Year 2000 Readiness Disclosure

15         FUND DISTRIBUTIONS AND TAX ISSUES
15         Distributions
16         Tax Issues
17         If You Sell or Exchange Your Shares

19         HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
19         How to Buy Shares
27         How to Sell Your Shares
31         How to Exchange Your Shares

33         FINANCIAL HIGHLIGHTS
33         Class A Shares
34         Class B Shares
35         Class C Shares
36         Class Z Shares

37         THE PRUDENTIAL MUTUAL FUND FAMILY

           FOR MORE INFORMATION (Back Cover)

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PRUDENTIAL PACIFIC GROWTH FUND, INC.          [ICON] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the PRUDENTIAL PACIFIC GROWTH FUND, INC., which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is LONG-TERM GROWTH OF CAPITAL, which means we look for investments that we think will increase in value over a period of years. We normally invest at least 65% of the Fund's total assets in equity-related securities of companies doing business in or domiciled in the Pacific Basin region, including Japan, Australia, Hong Kong, Singapore, South Korea, Malaysia, Thailand, Indonesia, the Philippines and New Zealand. There is no limit on the percentage of the Fund's assets that may be invested in any single country.
    To achieve our objective of long-term growth of capital, we look for securities that are undervalued. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in equity-related securities, such as common stock, there is the risk that the value of a particular security we own could go down. Also, because the Fund invests primarily in a single region of the world, its investments are geographically concentrated. This can result in more pronounced risks based upon economic conditions that impact the Pacific Basin region more or less than other global regions.
    In addition to an individual security losing value, the value of the equity markets as a whole could go down. Investing in foreign securities presents additional risks, since foreign political, economic and legal systems may be less stable than in the U.S. and foreign stock markets could decline. The changing value of foreign currencies could also affect both the value of the assets we hold and our performance.

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WE'RE GROWTH INVESTORS
We look primarily for stock that we believe is undervalued and/or will grow faster--and earn better profits--than other companies. We also look for companies with strong competitive advantages, effective research, product development, strong management or financial strength.
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                                                                               1

RISK/RETURN SUMMARY
------------------------------------------------

    During the last two years, economic conditions in East and Southeast Asia have weakened dramatically and several countries are experiencing recessions. These conditions have resulted in declines in share prices and market averages, as well as lower values of foreign currencies compared to the U.S. dollar. Thus, the Fund's net asset value has been adversely affected by declines of both share price and currency values. Although experience suggests that countries and markets will emerge from these conditions at different times and different rates, we cannot guarantee that we will successfully identify those countries and markets that will lead the economic recovery in the region.
    There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. The Fund does not represent a complete investment program.
    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE
A number of factors--including risk--affect how the Fund performs. The following bar chart and table show the Fund's performance for each calendar year of operation. They demonstrate the risk of investing in the Fund and how returns can change. The table also compares the Fund's performance to the performance of two Pacific region securities market indices. Past performance does not mean that the Fund will achieve similar results in the future.

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2  PRUDENTIAL PACIFIC GROWTH FUND, INC.                    [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

ANNUAL RETURNS(1) (CLASS A SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1993                                                 66.55%
1994                                                 -8.79%
1995                                                  5.36%
1996                                                  2.40%
1997                                                -32.53%
1998                                                 -0.89%
BEST QUARTER: 14.85% (1st quarter of 1993)
WORST QUARTER: -23.97% (4th quarter of 1997)

1 THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE
  INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN.

AVERAGE ANNUAL RETURNS(1) AS OF 12-31-98

-----------------------------------------------------------------------------------
                                  1 YR       5 YR            SINCE INCEPTION
-----------------------------------------------------------------------------------
  Class A shares                  (.89)%     (8.03)%       2.15%   (since 7-24-92)
  Class B shares                 (1.47)%     (8.64)%       1.43%   (since 7-24-92)
  Class C shares                 (1.47)%         N/A     (9.41)%   (since 8-1-94)
  Class Z shares                  (.21)%         N/A    (12.95)%   (since 3-1-96)
  MSCI Asia Pacific(2)            2.03 %     (4.89)%         N/A
  Lipper Average(3)              (5.97)%     (6.96)%         N/A

1    THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES.
2 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) AC ASIA PACIFIC INDEX IS A WEIGHTED, UNMANAGED INDEX COMPRISED OF APPROXIMATELY 950 SECURITIES LISTED ON THE STOCK EXCHANGES OF AUSTRALASIA, HONG KONG, JAPAN, MALAYSIA, SINGAPORE, INDONESIA, SRI LANKA, CHINA (FREE), PAKISTAN, TAIWAN, INDIA, KOREA, THE PHILIPPINES AND THAILAND. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES. MSCI PACIFIC INDEX RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 2.44% FOR CLASS A, 2.44% FOR CLASS B, (8.52)% FOR CLASS C AND (12.07)% FOR CLASS Z SHARES.
3 THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER PACIFIC REGION FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. LIPPER RETURNS SINCE THE INCEPTION OF EACH CLASS ARE 3.14% FOR CLASS A, 3.14% FOR CLASS B, (8.71)% FOR CLASS C AND (12.74)% FOR CLASS Z SHARES. SOURCE: LIPPER, INC.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the sales charges, fees and expenses for each share Class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

---------------------------------------------------------------------------------
                                 CLASS A      CLASS B      CLASS C      CLASS Z
---------------------------------------------------------------------------------
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering
   price)                             5%         None           1%         None
  Maximum deferred sales
   charge (load) (as a
   percentage of the lower of
   original purchase price or
   sale proceeds)                   None        5%(2)        1%(3)         None
  Maximum sales charge (load)
   imposed on reinvested
   dividends and other
   distributions                    None         None         None         None
  Redemption fees                   None         None         None         None
  Exchange fee                      None         None         None         None

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

---------------------------------------------------------------------------------
                                 CLASS A      CLASS B      CLASS C      CLASS Z
---------------------------------------------------------------------------------
  Management fees                   .75%         .75%         .75%         .75%
  + Distribution and service
   (12b-1) fees                     .30%        1.00%        1.00%         None
  + Other expenses                  .70%         .70%         .70%         .70%
  = TOTAL ANNUAL FUND
   OPERATING EXPENSES              1.75%        2.45%        2.45%        1.45%
  - Waivers and/or
   reimbursements(4)                .05%           --           --           --
  = NET ANNUAL FUND OPERATING
   EXPENSES                        1.70%        2.45%        2.45%        1.45%

1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
2 THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3 THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.
4 FOR THE FISCAL YEAR ENDING OCTOBER 31, 1999, THE DISTRIBUTOR HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

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4  PRUDENTIAL PACIFIC GROWTH FUND, INC.                    [ICON] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------
                                1 YR  3 YRS   5 YRS   10 YRS
------------------------------------------------------------
  Class A shares(1)             $664  $1,019  $1,397  $2,455
  Class B shares                $748  $1,064  $1,406  $2,533
  Class C shares                $446    $856  $1,392  $2,858
  Class Z shares                $148    $459    $792  $1,735

You would pay the following expenses on the same investment if you did not sell your shares:

------------------------------------------------------------
                                1 YR  3 YRS   5 YRS   10 YRS
------------------------------------------------------------
  Class A shares(1)             $664  $1,019  $1,397  $2,455
  Class B shares                $248    $764  $1,306  $2,533
  Class C shares                $346    $856  $1,392  $2,858
  Class Z shares                $148    $459    $792  $1,735

1 THE EXAMPLE REFLECTS THE DISTRIBUTOR'S AGREEMENT TO REDUCE ITS DISTRIBUTION AND SERVICE FEES FOR CLASS A SHARES FOR THE FISCAL YEAR ENDING OCTOBER 31, 1999. THE DISTRIBUTOR HAS NOT YET DETERMINED WHETHER TO REDUCE ITS FEES FOR SUBSEQUENT FISCAL YEARS.

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                                                                               5

HOW THE FUND INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is LONG-TERM GROWTH OF CAPITAL. This means we look to build an investment portfolio which, though potentially volatile in the short term, has the potential for significant capital appreciation over the longer term. While we make every effort to achieve our objective, we can't guarantee success.
    In pursuing our objective, we normally invest primarily (at least 65% of the Fund's total assets) in EQUITY-RELATED SECURITIES OF COMPANIES DOING BUSINESS IN, OR DOMICILED IN, THE PACIFIC BASIN. Companies doing business in the Pacific Basin region include companies that derive a significant portion of their revenues from sales made in the Pacific Basin region or have principal executive offices or significant properties located in that region. The Pacific Basin region includes, but is not limited to, Japan, Australia, Hong Kong, Singapore, South Korea, Malaysia, Thailand, Indonesia, the Philippines and New Zealand. In addition to these countries, the Fund may invest directly in Taiwan, India, Pakistan, Vietnam and the People's Republic of China if and when each of their stock markets becomes open to direct foreign investment.
    In addition to common stock, equity-related securities include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible or exchangeable for common or preferred stock and interests in master limited partnerships. The Fund may also invest in American Depositary Receipts (ADRs). ADRs represent an equity investment in a foreign company or some other foreign issuer that are usually issued by a U.S. bank or trust company and are valued in U.S. dollars. We consider ADRs to be equity-related securities. The Fund may invest up to 35% of its total assets in equity-related securities of non-Pacific Basin companies and fixed-income obligations.
    In selecting securities for the Fund, we use a bottom-up approach based on a company's growth potential, and we focus the Fund's portfolio on those areas within the Pacific Basin with the most attractive near-term

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OUR GROWTH STRATEGY
We look for companies that are likely to produce strong growth in earnings and/ or sales, and whose stock prices do not reflect this future growth. These companies usually have a unique market niche, a strong new product profile or superior management. We analyze companies using both fundamental and quantitative techniques.
-------------------------------------------------------------------

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6  PRUDENTIAL PACIFIC GROWTH FUND, INC.                    [ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

prospects. Generally, we consider selling a security when the security no longer displays the conditions for growth, is no longer undervalued, or falls short of expectations.
    For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
    The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board of Directors can change investment policies that are not fundamental.

OTHER INVESTMENTS
In addition to the principal strategies discussed above, we may also use the following strategies to increase the Fund's returns or protect its assets if market conditions warrant.

MONEY MARKET INSTRUMENTS, BONDS AND OTHER FIXED-INCOME OBLIGATIONS
Under normal conditions, the Fund may invest up to 35% of total assets in MONEY MARKET INSTRUMENTS, BONDS and other fixed-income obligations. Money market instruments and bonds are known as fixed-income securities because issuers of these securities are obligated to pay interest and principal. Typically, fixed-income securities don't increase or decrease in value in relation to an issuer's financial condition or business prospects as stock may, although their value does fluctuate inversely to changes in interest rates generally. Corporations and governments issue money market instruments and bonds to raise money. The Fund may buy obligations of companies, foreign countries or the U.S. government. Money market instruments include the commercial paper and short-term obligations of foreign and domestic corporations, banks and governments and their agencies.
    The Fund will purchase only money market instruments that have received one of the two highest short-term debt ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Group ("S&P"), or another nationally recognized statistical rating organization (NRSRO). For bonds and other long-term fixed-income obligations, we may invest in "investment-grade" obligations. An obligation is investment-grade,

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

if it has received one of the top four long-term debt ratings from a NRSRO. Obligations rated in the fourth category (Baa for Moody's or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. We may also invest in obligations that are not rated, but which we believe to be of comparable quality.
    After a security has been purchased by the Fund, it may be assigned a lower rating or cease to be rated. This does not mean that the Fund must sell the security, but the investment adviser will consider such an event in deciding whether the Fund should continue to hold the security in its portfolio.
    The Fund may also invest up to 25% of its net assets in foreign convertible debt obligations having a minimum rating of at least "B" by a NRSRO. These lower-rated obligations are referred to as high-yield or "junk" bonds, and their value is more likely to react to developments affecting market or credit risk than higher-rated debt obligations, which react primarily to movements in the general level of interest rates. In particular, "junk" bond investments may increase or decrease in value due to an issuer's financial condition.
    For more information about bonds and bond ratings, see the SAI, "Appendix I--Description of Security Ratings."

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are unstable.

REPURCHASE AGREEMENTS
The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund.

DERIVATIVE STRATEGIES
We may use alternative investment strategies--including DERIVATIVES--to try to improve the Fund's returns or protect its assets, although we cannot guarantee that these strategies will work, that the instruments necessary to

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8  PRUDENTIAL PACIFIC GROWTH FUND, INC.                    [ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, forward foreign currency exchange contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match the Fund's underlying holdings. For more information about these strategies, see the SAI, "Description of the Fund, its Investments and Risks--Hedging and Return Enhancement Strategies."

ADDITIONAL STRATEGIES
The Fund follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Fund can lend up to 30% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

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                                                                               9

HOW THE FUND INVESTS
------------------------------------------------

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Fund is no exception. This chart outlines the key risks and potential rewards of the principal strategies of the Fund and certain other investments the Fund may make. See, too, "Description of the Fund, its Investments and Risks" in the SAI. INVESTMENT TYPE

----------------------------------------------------------------------------------------------------------------------------
% OF FUND'S TOTAL ASSETS                  RISKS                                     POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  PACIFIC BASIN EQUITY-                   -- Geographically concentrated            -- Rewards associated with foreign
  RELATED SECURITIES                          investments can result in more            securities in general and equity-
                                              pronounced risks based upon economic      related securities as described
  AT LEAST 65%; UP TO 100%                    conditions that impact that region        below
                                              either more or less than other
                                              global regions
                                          -- Other risks associated with foreign
                                              securities in general and equity-
                                              related securities as described
                                              below
----------------------------------------------------------------------------------------------------------------------------
  FOREIGN SECURITIES IN GENERAL           -- Foreign markets, economies and         -- Investors can participate in the
                                              political systems may not be as           growth of foreign markets and
  AT LEAST 65%; UP TO 100%                    stable as in the U.S., particularly       companies operating in those markets
                                              those in developing countries
                                          -- Currency risk--changing values of
                                              foreign currencies
                                          -- May be less liquid than U.S. stocks
                                              and bonds
                                          -- Differences in foreign laws,
                                              accounting standards, public
                                              information and custody and
                                              settlement practices
                                          -- Year 2000 conversion may be more of a
                                              problem for some foreign issuers
----------------------------------------------------------------------------------------------------------------------------

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10  PRUDENTIAL PACIFIC GROWTH FUND, INC.                   [ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

----------------------------------------------------------------------------------------------------------------------------
% OF FUND'S TOTAL ASSETS                  RISKS                                     POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCK AND OTHER EQUITY-RELATED   -- Individual stocks could lose value     -- Historically, stocks have
  SECURITIES                              -- The equity markets could go down,          outperformed other investments over
                                              resulting in a decline in value of        the long term
  FOR U.S. COMPANIES, UP TO 35%, USUALLY      the Fund's investments                -- Generally, economic growth means
  LESS                                    -- Companies that pay dividends may not       higher corporate profits, which
                                              do so if they don't have profits or       leads to an increase in stock
  FOR FOREIGN COMPANIES, AT LEAST 65%;        adequate cash flow                        prices, known as capital
  UP TO 100%                              -- Changes in economic or political           appreciation
                                              conditions, both domestic and         -- May be a source of dividend income
                                              international, resulting in a
                                              decline in value of the Fund's
                                              investments
----------------------------------------------------------------------------------------------------------------------------
  FIXED-INCOME OBLIGATIONS                -- The Fund's holdings, share price,      -- Bonds have generally outperformed
                                              yield and total return may fluctuate      money market instruments over the
  UP TO 35%                                   in response to bond market movements      long term with less risk than stocks
                                          -- Credit risk--the default of an issuer  -- Most bonds will rise in value when
                                              would leave the Fund with unpaid          interest rates fall
                                              interest or principal. The lower a    -- Regular interest income
                                              bond's quality, the higher its        -- Investment grade bonds have a lower
                                              potential volatility                      risk of default
                                          -- Market risk--the risk that the market  -- Generally more secure than stock
                                              value of an investment may move up        since companies must pay their debts
                                              or down, sometimes rapidly or             before paying stockholders
                                              unpredictably. Market risk may
                                              affect an industry, a sector or the
                                              market as a whole
                                          -- Interest rate risk--the value of most
                                              bonds will fall when interest rates
                                              rise; the longer a bond's maturity
                                              and the lower its credit quality,
                                              the more its value typically falls.
                                              It can lead to price volatility
----------------------------------------------------------------------------------------------------------------------------

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                                                                              11

HOW THE FUND INVESTS
------------------------------------------------

INVESTMENT TYPE (CONT'D)

----------------------------------------------------------------------------------------------------------------------------
% OF FUND'S TOTAL ASSETS                  RISKS                                     POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  DERIVATIVES                             -- Derivatives such as futures, options   -- The Fund could make money and protect
                                              and foreign currency forward              against losses if the investment
  PERCENTAGE VARIES                           contracts may not fully offset the        analysis proves correct
                                              underlying positions and this could   -- Derivatives that involve leverage
                                              result in losses to the Fund that         could generate substantial gains at
                                              would not have otherwise occurred*        low cost
                                          -- Derivatives used for risk management   -- One way to manage the Fund's
                                              may not have the intended effects         risk/return balance is by locking in
                                              and may result in losses or missed        the value of an investment ahead of
                                              opportunities                             time
                                          -- The counterparty to a derivatives
                                              contract could default
                                          -- Derivatives that involve leverage
                                              could magnify losses
                                          -- Certain types of derivatives involve
                                              costs that can reduce returns
----------------------------------------------------------------------------------------------------------------------------
  ILLIQUID SECURITIES                     -- May be difficult to value precisely    -- May offer a more attractive yield or
                                          -- May be difficult to sell at the time       potential for growth than more
  UP TO 15% OF NET ASSETS                     or price desired                          widely traded securities
----------------------------------------------------------------------------------------------------------------------------
  MONEY MARKET INSTRUMENTS                -- Limits potential for capital           -- May preserve the Fund's assets
                                              appreciation
  UP TO 100% ON A TEMPORARY BASIS         -- See Credit risk and Market risk
----------------------------------------------------------------------------------------------------------------------------

* AN OPTION IS THE RIGHT TO BUY OR SELL SECURITIES IN EXCHANGE FOR A PREMIUM. A FUTURES CONTRACT IS AN AGREEMENT TO BUY OR SELL A SET QUANTITY OF AN UNDERLYING PRODUCT AT A FUTURE DATE, OR TO MAKE OR RECEIVE A CASH PAYMENT BASED ON THE VALUE OF A SECURITIES INDEX. A FOREIGN CURRENCY FORWARD CONTRACT IS AN OBLIGATION TO BUY OR SELL A GIVEN CURRENCY ON A FUTURE DATE AND AT A SET PRICE.

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12  PRUDENTIAL PACIFIC GROWTH FUND, INC.                   [ICON] (800) 225-1852

HOW THE FUND IS MANAGED
-------------------------------------

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

    Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended October 31, 1998, the Fund paid PIFM management fees of .75% of the Fund's average net assets.
    As of December 31, 1998, PIFM served as the Manager to all 46 of the Prudential mutual funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $70.5 billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.

PORTFOLIO MANAGERS
The Fund is co-managed by STEPHEN F. AUTH, CFA; DAVID C. DESCALZI and TORU KOMATSU, CMA.
    STEVE AUTH is a Senior Managing Director of Prudential Investments and has managed the Fund since October 1997. Steve has been employed by Prudential Investments as a portfolio manager since 1985. He earned a B.A. from Princeton University and an M.B.A. from Harvard University. He was awarded the Chartered Financial Analyst (CFA) designation.
    DAVID DESCALZI is a Managing Director of Prudential Investments and joined Prudential Investments' global equity investment team in 1994. David has held a number of positions with Prudential since 1978. He has co-managed the Fund since October 1997. David earned an undergraduate degree from St. Peter's College and an M.B.A. in Finance from New York University.
    TORU KOMATSU is also a Managing Director of Prudential Investments and has co-managed the Fund since October 1997. He has been with Prudential since 1991. Toru earned a B.A. from Tokyo University of Foreign Studies. He was awarded the Chartered Member of Analyst (CMA) designation.

--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED
------------------------------------------------

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" table.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. The Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive and have received since early 1998 satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Fund. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without any assurance of success.
    Additionally, issuers of securities generally, as well as those purchased by the Fund, may confront Year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of the securities held by the Fund.

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14  PRUDENTIAL PACIFIC GROWTH FUND, INC.                   [ICON] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account.
    Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.
    The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders, typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.
    The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and sold the shares more than one year later for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at a maximum rate of up to 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at rates of up to 39.6%. Different rates apply to corporate shareholders.
    For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------
may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.
    Fund distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund

-------------------------------------------------------------------
16  PRUDENTIAL PACIFIC GROWTH FUND, INC.                   [ICON] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------
decreases by the amount of the dividend to reflect the payout (although this may not be apparent because the value of each share of the Fund will also be affected by market changes, if any). The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have. If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain sales charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

RECEIPTS FROM SALE  $        -->        +5  CAPITAL GAIN
                                            (taxes owed)

                                            OR

RECEIPTS FROM SALE  $        -->        -5  CAPITAL LOSS
                                            (offset against gain)

    Exchanging your shares of the Fund for the shares of another Prudential Mutual Fund is considered a sale for tax purposes. In other

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the IRS. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

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18  PRUDENTIAL PACIFIC GROWTH FUND, INC.                   [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
    Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:

     --    The amount of your investment

     -- The length of time you expect to hold the shares and the impact of the varying distribution fees

     -- The different sales charges that apply to each share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

     --    Whether you qualify for any reduction or waiver of sales charges

     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     --    Whether you qualify to purchase Class Z shares
    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

-----------------------------------------------------------------------------------
                               CLASS A        CLASS B         CLASS C      CLASS Z
-----------------------------------------------------------------------------------
  Minimum purchase         $1,000           $1,000        $2,500           None
   amount(1)
  Minimum amount for       $100             $100          $100             None
   subsequent
   purchases(1)
  Maximum initial sales    5% of the        None          1% of the        None
   charge                  public offering                public offering
                           price                          price
  Contingent Deferred      None             If sold       1% on sales      None
   Sales Charge (CDSC)(2)                   during:       made within 18
                                            Year 1    5%  months of
                                            Year 2    4%  purchase(2)
                                            Year 3    3%
                                            Year 4    2%
                                            Years 5/6 1%
                                            Year 7    0%
  Annual distribution and  .30 of 1%        1%            1%               None
   service (12b-1) fees    (.25 of 1%
   (shown as a percentage  currently)
   of average net
   assets)(3)

1 THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
2 FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "CONTINGENT DEFERRED SALES CHARGES (CDSC)." CLASS C SHARES BOUGHT BEFORE NOVEMBER 2, 1998 HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.
3 THESE DISTRIBUTION FEES ARE PAID FROM THE FUND'S ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE
     FEE). CLASS B AND CLASS C SHARES PAY A DISTRIBUTION FEE (IN ADDITION TO THE SERVICE FEE) OF .75 OF 1%.

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20  PRUDENTIAL PACIFIC GROWTH FUND, INC.                   [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

-----------------------------------------------------------------------------------
                           SALES CHARGE AS % OF   SALES CHARGE AS % OF       DEALER
   AMOUNT OF PURCHASE         OFFERING PRICE         AMOUNT INVESTED       REALLOWANCE
-----------------------------------------------------------------------------------
  Less than $25,000                        5.00%                  5.26%            4.75%
  $25,000 to $49,999                       4.50%                  4.71%            4.25%
  $50,000 to $99,999                       4.00%                  4.17%            3.75%
  $100,000 to $249,999                     3.25%                  3.36%            3.00%
  $250,000 to $499,999                     2.50%                  2.56%            2.40%
  $500,000 to $999,999                     2.00%                  2.04%            1.90%
  $1 million and above*                     None                   None             None

* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:
     --    invest with a group of investors who are related to you;
     -- buy the Class A shares of two or more Prudential mutual funds at the same time;
     -- use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation); or
     -- sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

BENEFIT PLANS. Benefit Plans can avoid Class A's initial sales charge if the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired under the exchange privilege) or 250 eligible employees or

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

participants. For these purposes, a Benefit Plan is a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code, a deferred compensation or annuity plan under Sections 403(b) and 457 of the Internal Revenue Code, a "rabbi trust" or a non-qualified deferred compensation plan sponsored by an employer that has a tax-qualified benefit plan with Prudential. Class A shares may also be purchased without a sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.
    Certain Prudential retirement programs--such as PruArray Association Benefit Plans and PruArray Savings Programs--may also be exempt from Class A's sales charges. For more information, see the SAI or contact your financial adviser. In addition, waivers are available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services; and
     -- Mutual fund "supermarket" programs where the sponsor links its customers' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

OTHER TYPES OF INVESTORS. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, Prudential Mutual Funds, the subadvisers of the Prudential Mutual Funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
BENEFIT PLANS Benefit Plans (as defined above) may purchase Class C shares without paying an initial sales charge. Class C shares may also be

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22  PRUDENTIAL PACIFIC GROWTH FUND, INC.                   [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

purchased without an initial sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.

PRUDENTIAL RETIREMENT PLANS The initial sales charge will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in the PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services.

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must
     --    purchase your shares through an account at Prudential Securities
     -- purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation or
     --    purchase your shares through another broker.
    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

QUALIFYING FOR CLASS Z SHARES
Class Z shares of the Fund can be purchased by any of the following:

     -- Any Benefit Plan, as defined above, and certain nonqualified plans, provided the Benefit Plan--in combination with other plans sponsored by the same employer or group of related employers--has at least $50 million in defined contribution assets

     -- Participants in any fee-based program or trust program sponsored by Prudential or an affiliate which includes mutual funds as investment options and the Fund as an available option

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                                                                              23

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option

     -- Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and, as of September 20, 1996, were either Class Z shareholders of the Prudential Mutual Funds or executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds

     -- The Prudential Securities Cash Balance Pension Plan, an employee-defined benefit plan sponsored by Prudential Securities

     -- Current and former directors/trustees of the Prudential Mutual Funds (including the Fund)

     -- Employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan

     --    Prudential with an investment of $10 million or more

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

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24  PRUDENTIAL PACIFIC GROWTH FUND, INC.                   [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV-- is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.
    We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange is open for trading. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

-------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
-------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

-------------------------------------------------------------------
26  PRUDENTIAL PACIFIC GROWTH FUND, INC.                   [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.
    When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge a separate or additional fee for sales of shares.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
    If you are selling more than $50,000 of shares, you want the check sent to someone or some place that is not in our records, or you are a business or a trust, and if you hold your shares directly with the Transfer Agent, you may have to to have the signature on your sell order guaranteed by a financial institution. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
CONTINGENT DEFERRED SALES CHARGES (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
     -- Amounts representing shares you purchased with reinvested dividends and distributions
     -- Amounts representing the increase in NAV above the total amount of payments for such shares made during the past six years for Class B shares (five years for Class B shares purchased before January 22, 1990) and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)
     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)
    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts

-------------------------------------------------------------------
28  PRUDENTIAL PACIFIC GROWTH FUND, INC.                   [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

representing the cost of shares held for the longest period of time within the applicable CDSC period.
    As we noted in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares-- which is applied to shares sold within 18 months of purchase (or one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated using the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.
WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold
     -- after a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders as well as shares owned in joint tenancy (with rights of survivorship) provided the shares were purchased before the death or disability;
     -- to provide for certain distributions--made without IRS penalty-- from a tax-deferred retirement plan, IRA or Section 403(b) custodial account; and
     --    on certain sales from a Systematic Withdrawal Plan.
    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares."
WAIVER OF THE CDSC--CLASS C SHARES
PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

compensation plans participating in a PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account (a group annuity insurance product sponsored by Prudential), The Guaranteed Insulated Separate Account (a separate account offered by Prudential), and shares of The Stable Value Fund (an unaffiliated bank collective fund).
OTHER BENEFIT PLANS The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for which the broker provides administrative or recordkeeping services.
REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.
SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other tax-deferred plan or account.
90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate numbers of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase,

-------------------------------------------------------------------
30  PRUDENTIAL PACIFIC GROWTH FUND, INC.                   [ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

Redemption and Pricing of Fund Shares--Sale of Shares."
RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.
HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, the CDSC at redemption will be calculated from the first day of the month after the initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:
PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX: 15010
NEW BRUNSWICK, NJ 08906-5010
    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B shares into a money market fund, the time you hold the shares in

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

the money market account will not be counted in calculating the required holding periods for CDSC liability.
    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
    If you own Class B or Class C shares and qualify to purchase either Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.
FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled accounts. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

-------------------------------------------------------------------
32  PRUDENTIAL PACIFIC GROWTH FUND, INC.                   [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
    Review each chart with the financial statements and report of independent accountants which appear in the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES
The financial highlights for the two years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the three years ended October 31, 1996 were audited by other independent auditors, whose reports were unqualified.
CLASS A SHARES (FISCAL YEARS ENDED 10-31)

------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE                  1998        1997        1996        1995        1994
------------------------------------------------------------------------------------
 NET ASSET VALUE,
  BEGINNING OF YEAR           $12.22      $15.86      $15.75      $16.90      $16.10
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
   (loss)                        .06         .02         .07         .04        (.08)
 Net realized and
   unrealized gain (loss)
   on investment
   transactions                (1.88)      (3.31)        .23       (1.09)       1.15
 TOTAL FROM INVESTMENT
  OPERATIONS                   (1.82)      (3.29)        .30       (1.05)       1.07
------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net
   investment income            (.40)         --        (.19)         --        (.06)
 Distributions from net
   realized gains               (.86)       (.35)         --        (.10)       (.21)
 TOTAL DISTRIBUTIONS           (1.26)       (.35)       (.19)       (.10)       (.27)
 NET ASSET VALUE, END OF
  YEAR                         $9.14      $12.22      $15.86      $15.75      $16.90
 TOTAL RETURN(1)              (15.53)%    (21.32)%      1.97%      (6.23)%      6.67%
------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA       1998        1997        1996        1995        1994
------------------------------------------------------------------------
 NET ASSETS, END OF YEAR
  (000)                      $22,624     $35,860    $113,585     $98,998     $98,921
 Average net assets (000)    $26,845     $73,942    $106,148    $101,920     $92,233
 RATIOS TO AVERAGE NET
  ASSETS:
 Expenses, including
   distribution fees            1.70%       1.48%       1.37%       1.46%       1.57%
 Expenses, excluding
   distribution fees            1.45%       1.17%       1.12%       1.21%       1.33%
 Net investment income
   (loss)                        .63%        .14%        .44%        .26%       (.50)%
 Portfolio turnover               94%         81%         91%         54%         56%

1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES
The financial highlights for the two years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the three years ended October 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS B SHARES (FISCAL YEARS ENDED 10-31)

------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE                  1998        1997        1996        1995        1994
------------------------------------------------------------------------------------
 NET ASSET VALUE,
  BEGINNING OF YEAR           $11.77      $15.40      $15.38      $16.62      $15.94
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss)                        (.01)       (.09)       (.04)       (.08)       (.21)
 Net realized and
  unrealized gain (loss)
  on investment
  transactions                 (1.82)      (3.19)        .25       (1.06)       1.13
                           ---------   ---------   ---------   ---------   ---------
 TOTAL FROM INVESTMENT
  OPERATIONS                   (1.83)      (3.28)        .21       (1.14)        .92
------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income             (.29)         --        (.19)         --        (.03)
 Distributions from net
  realized gains                (.86)       (.35)         --        (.10)       (.21)
                           ---------   ---------   ---------   ---------   ---------
 TOTAL DISTRIBUTIONS           (1.15)       (.35)       (.19)       (.10)       (.24)
 NET ASSET VALUE, END OF
  YEAR                         $8.79      $11.77      $15.40      $15.38      $16.62
 TOTAL RETURN(1)              (16.32)%    (21.84)%      1.36%      (6.82)%      5.79%
------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA       1998        1997        1996        1995        1994
------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR
  (000)                      $74,457    $128,694    $327,315    $344,313    $459,949
 Average net assets (000)    $91,983    $244,462    $357,548    $368,771    $404,506
 RATIOS TO AVERAGE NET
  ASSETS:
 Expenses, including
  distribution fees             2.45%       2.23%       2.12%       2.21%       2.33%
 Expenses, excluding
  distribution fees             1.45%       1.17%       1.12%       1.21%       1.33%
 Net investment income
  (loss)                        (.12)%      (.61)%      (.25)%      (.55)%     (1.27)%
 Portfolio turnover               94%         81%         91%         54%         56%

1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED.

-------------------------------------------------------------------
34  PRUDENTIAL PACIFIC GROWTH FUND, INC.                   [ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES
The financial highlights for the two years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended October 31, 1996 and the period from August 1, 1994 through October 31, 1994 were audited by other independent auditors, whose reports were unqualified.

CLASS C SHARES (FISCAL YEARS ENDED 10-31)

------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE                  1998        1997        1996        1995       1994(1)
------------------------------------------------------------------------------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD         $11.77      $15.40      $15.38      $16.62      $16.68
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss)                        (.01)       (.09)       (.04)       (.08)       (.06)
 Net realized and
  unrealized gain (loss)
  on investment
  transactions                 (1.82)      (3.19)        .25       (1.06)         --
                           ---------   ---------   ---------   ---------   ---------
 TOTAL FROM INVESTMENT
  OPERATIONS                   (1.83)      (3.28)        .21       (1.14)       (.06)
------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income             (.29)         --        (.19)         --          --
 Distributions from net
  realized gains                (.86)       (.35)         --        (.10)         --
                           ---------   ---------   ---------   ---------   ---------
 TOTAL DISTRIBUTIONS           (1.15)       (.35)       (.19)       (.10)         --
 NET ASSET VALUE, END OF
  PERIOD                       $8.79      $11.77      $15.40      $15.38      $16.62
 TOTAL RETURN(2)              (16.32)%    (21.84)%      1.36%      (6.82)%      (.36)%
------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA       1998        1997        1996        1995     1994(1)
------------------------------------------------------------------------
 NET ASSETS, END OF
  PERIOD (000)                $1,654      $2,932     $12,360      $2,443        $718
 Average net assets (000)     $2,276      $6,557      $6,402      $1,624        $458
 RATIOS TO AVERAGE NET
  ASSETS:
 Expenses, including
  distribution fees             2.45%       2.23%       2.12%       2.21%       3.00%(3)
 Expenses, excluding
  distribution fees             1.45%       1.17%       1.12%       1.21%       2.00%(3)
 Net investment income
  (loss)                        (.12)%      (.61)%      (.25)%      (.43)%     (1.64)%(3)
 Portfolio turnover               94%         81%         91%         54%         56%

1 INFORMATION SHOWN IS FOR THE PERIOD 8-1-94 (WHEN SHARES WERE FIRST OFFERED) THROUGH 10-31-94.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR A PERIOD OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.
3    ANNUALIZED.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES
The financial highlights for the two years ended October 31, 1998 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the period from March 1, 1996 through October 31, 1996 were audited by other independent auditors, whose reports were unqualified.

CLASS Z SHARES (FISCAL YEARS ENDED 10-31)

------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE         1998          1997         1996(1)
----------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                  $12.28        $15.89        $16.57
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                .08           .06           .11
 Net realized and unrealized gain
  (loss) on investment transactions        (1.89)        (3.32)         (.79)
                                     -----------   -----------   -----------
 TOTAL FROM INVESTMENT OPERATIONS          (1.81)        (3.26)         (.68)
----------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                                    (.44)           --            --
 Distributions from net realized
  gains                                     (.86)         (.35)           --
                                     -----------   -----------   -----------
 TOTAL DISTRIBUTIONS                       (1.30)         (.35)           --
 NET ASSET VALUE, END OF PERIOD            $9.17        $12.28        $15.89
 TOTAL RETURN(2)                          (15.36)%      (21.02)%       (4.09)%
----------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                   1998          1997          1996
----------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)         $12,429       $19,520       $37,288
 Average net assets (000)                $15,099       $31,945       $33,868
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                      1.45%         1.23%         1.12%(3)
 Expenses, excluding distribution
  fees                                      1.45%         1.17%         1.12%(3)
 Net investment income (loss)                .82%          .39%          .68%(3)
 Portfolio turnover                           94%           81%           91%

1 INFORMATION SHOWN IS FOR THE PERIOD 3-1-96 (WHEN CLASS Z SHARES WERE FIRST OFFERED), THROUGH 10-31-96.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR A PERIOD OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.
3    ANNUALIZED.

-------------------------------------------------------------------
36  PRUDENTIAL PACIFIC GROWTH FUND, INC.                   [ICON] (800) 225-1852

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH &
     INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL UTILITY FUND, INC.
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH
     EQUITY FUND
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS
     EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES
  FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  GLOBAL SERIES
  INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.
GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY
  FUND, INC.
  LIMITED MATURITY PORTFOLIO
PRUDENTIAL INTERMEDIATE GLOBAL
  INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND
  FUND, INC.
THE GLOBAL TOTAL RETURN FUND, INC.

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
THE PRUDENTIAL MUTUAL FUND FAMILY
------------------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY
  FUND, INC.
  INCOME PORTFOLIO
TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.
TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES
COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND
INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

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38  PRUDENTIAL PACIFIC GROWTH FUND, INC.                   [ICON] (800) 225-1852
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40  PRUDENTIAL PACIFIC GROWTH FUND, INC.                   [ICON] (800) 225-1852
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42  PRUDENTIAL PACIFIC GROWTH FUND, INC.                   [ICON] (800) 225-1852
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44  PRUDENTIAL PACIFIC GROWTH FUND, INC.                   [ICON] (800) 225-1852
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
FOR MORE INFORMATION:
---------------------------------------------------------------------------

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)

--------------------------------
Outside Brokers should contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

------------------------------------
Visit Prudential's web site at
http://www.prudential.com

--------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
  (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call 1(800) SEC-0330.)

Via the Internet:
http://www.sec.gov

--------------------------------
CUSIP Numbers:

  Class A: 743941-10-6
  Class B: 743941-20-5
  Class C: 743941-30-4
  Class Z: 743941-40-3

Investment Company Act File No:

811-6391

MF 157A                                  [LOGO] Printed on Recycled Paper

                      PRUDENTIAL PACIFIC GROWTH FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED FEBRUARY 25, 1999

    Prudential Pacific Growth Fund, Inc. (the Fund) is an open-end, diversified management investment company whose investment objective is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity-related securities (common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock and interests in master limited partnerships, among others) of companies doing business in or domiciled in the Pacific Basin region. Under normal circumstances, the Fund intends to invest at least 65% of its total assets in such securities. The Fund may invest in equity-related securities of other companies and fixed income obligations. The Fund may also engage in various transactions involving derivatives, such as those involving options on stock, stock indices, foreign currencies and futures contracts on foreign currencies and groups of currencies so as to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, its Investments and Risks."

    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated February 25, 1999, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

                                                               PAGE
                                                              ------
Fund History................................................  B-2
Description of the Fund, its Investments and Risks..........  B-2
Investment Restrictions.....................................  B-14
Management of the Fund......................................  B-16
Control Persons and Principal Holders of Securities.........  B-19
Investment Advisory and Other Services......................  B-19
Brokerage Allocation and Other Practices....................  B-23
Capital Stock and Organization..............................  B-25
Purchase, Redemption and Pricing of Fund Shares.............  B-25
Shareholder Investment Account..............................  B-36
Net Asset Value.............................................  B-40
Taxes, Dividends and Distributions..........................  B-41
Performance Information.....................................  B-44
Financial Statements........................................  B-46
Report of Independent Accountants...........................  B-60
Appendix I--Description of Security Ratings.................  I-1
Appendix II--General Investment Information.................  II-1
Appendix III--Historical Performance Data...................  III-1
Appendix IV--Information Relating to Prudential.............  IV-1

--------------------------------------------------------------------------------

MF157B

                                  FUND HISTORY

    The Fund was organized under the laws of Maryland on August 14, 1991 as a corporation.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

(a)  CLASSIFICATION

    The Fund is a diversified open-end management investment company.

(b)  INVESTMENT STRATEGIES AND RISKS

    The Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in equity-related securities (common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible or exchangeable for common stock or preferred stock and master limited partnerships, among others) of companies doing business in or domiciled in the Pacific Basin region, including, but not limited to, Japan, Australia, Hong Kong, Singapore, South Korea, Malaysia, Thailand, Indonesia, The Philippines and New Zealand. There can be no assurance that the Fund's investment objective will be achieved. For a further description of the Fund's investment objective and policies, see "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

EQUITY-RELATED SECURITIES

    The Fund may invest in equity-related securities. Equity-related securities include common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible into or exchangeable for common stock or preferred stock and interests in master limited partnerships, among others.

    With respect to equity-related securities, the Fund may purchase American Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

    The Fund may purchase sponsored or unsponsored ADRs. In a sponsored program, the foreign issuer arranges for the bank or trust company to hold the underlying foreign securities and issue the dollar-denominated certificates. An unsponsored program is not initiated or "sponsored" by the foreign issuer. As such, there may be less information available about a foreign issuer for which an unsponsored program was initiated than a foreign issuer that participates in a sponsored program.

RISK FACTORS AND SPECIAL CONSIDERATION OF INVESTING IN EURO-DENOMINATED
SECURITIES

    The Fund may invest in companies that are doing business in the Pacific Basin region but are domiciled elsewhere, such as Europe. Effective January 1, 1999, 11 of the 15 member states of the European Union introduced the "euro" as a common currency. During a three year transitional period, the euro will coexist with each member state's currency. Beginning July 1, 2002, the euro is expected to become the sole currency of the member states. During the transition period, the Fund will treat the euro as a separate currency from that of any member state.

    The conversion may impact the trading in securities of issuers located in, or denominated in the currencies of, the member states, as well as foreign exchanges, payments, the settlement process, custody of assets and accounting. In addition, the transition of member states currency into the euro will eliminate the risk among member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

    The introduction of the euro is expected to affect derivative and other financial contracts in which the Fund may invest insofar as price sources based upon current currencies of the member states will be replaced, and market conventions, such as day-count fractions or settlement dates applicable to underlying instruments may be changed to conform to the conventions applicable to the euro currency.

    The overall impact of the transition of the member states' currencies to the euro cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and change in behavior of investors, all of which will impact the Fund's investments.

    The Fund's Manager is taking steps (a) that it believes will reasonably address euro-related changes to enable the Fund to process transactions accurately and completely with minimal disruption to business activities and (b) to obtain reasonable assurances that appropriate steps are being taken by each of the Fund's other service providers.

CONVERTIBLE SECURITIES

    A convertible security is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock. The Fund may invest up to 25% of its net assets in foreign convertible securities having a minimum rating of at least "B" by a nationally recognized statistical rating organization.

    In general, the market value of a convertible security is at least the higher of its "investment value" (I.E., its value as a fixed-income security) or its "conversion value" (I.E., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

WARRANTS

    The Fund may invest up to 5% of its net assets in warrants. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    From time to time, in the ordinary course of business, the Fund may purchase or sell securities on a when-issued or delayed delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund's Custodian will maintain, in a separate account of the Fund, cash or other liquid unencumbered assets marked-to-market daily, having a value equal to or greater than such commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The Fund does not intend to have more than 5% of its net assets (determined at the time of entering into the transaction) involved in transactions on a when-issued or delayed delivery basis during the coming year.

SHORT SALES AGAINST-THE-BOX

    The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. As a matter of current operating policy, the Fund will not engage in short-sales other than short sales against-the-box. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box during the coming year.

U.S. GOVERNMENT SECURITIES

    U.S. TREASURY SECURITIES. The Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

    SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal Agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meets its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

    Obligations issued or guaranteed as to principal and interest by the United States Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

    MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in mortgage-backed securities, including those which represent undivided ownership interest in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases pass-through instruments through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

    The Fund may invest in both Adjustable Rate Mortgage Securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities (FRMs), which are collateralized by fixed-rate mortgages.

    The values of U.S. Government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. Government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities.

SECURITIES OF FOREIGN ISSUERS

    The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Fund's assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

    The economies of many of the countries in which the Fund may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

    Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

    Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S. are likely to be higher. The securities markets in many of the countries in which the Fund may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations.

FOREIGN DEBT SECURITIES

    The Fund is permitted to invest in foreign corporate and government debt securities. "Foreign government debt securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currency of another such country.

    A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of quasi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm. Foreign government debt securities shall also include debt securities of Government Entities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the member states of the European Community. Foreign government debt securities shall also include mortgage-backed securities issued by foreign Government Entities including quasi-governmental entities.

REPURCHASE AGREEMENTS

    The Fund may enter into repurchase agreements, whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

    The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments Fund Management LLC
(PIFM) pursuant to an order of the Securities and Exchange Commission (SEC). On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (or obtain a letter of credit) that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

    A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

    Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING

    The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." The Fund does not intend to borrow more than 5% of its total assets for investment purposes.

SEGREGATED ACCOUNTS

    When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid securities in a segregated account with the Fund's Custodian. "Liquid assets" mean cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid unencumbered assets, marked-to-market daily.

ILLIQUID SECURITIES

    The Fund may hold up to 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper and municipal lease obligations for which there is a readily available market are not considered illiquid for purposes of this limitation under procedures established by the Board of Directors. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (E.G., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (E.G., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

    The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

SECURITIES OF OTHER INVESTMENT COMPANIES

    The Fund may invest up to 10% of its total assets in securities of other investment companies. The Fund does not intend to invest in such securities during the coming fiscal year. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

OPTIONS ON SECURITIES

    The Fund may purchase and write (I.E., sell) put and call options on securities that are traded on U.S. or foreign securities exchanges or that are traded in the over-the-counter markets. A call option is a short-term contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund will write put options only when the investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

    The Fund will write only "covered" options. A call option written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid assets in a segregated account with its Custodian. A put option written by the Fund is "covered" if the Fund maintains cash or liquid assets with a value equal to the exercise price in a segregated account with its Custodian, or else holds on a share-for-share basis a put of the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

    If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

    The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by any appreciation of the underlying security if the Fund holds the underlying security in its portfolio.

    The Fund may also purchase a "protective put," I.E. , a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

    OPTIONS ON SECURITIES INDICES. In addition to options on securities, the Fund may also purchase and sell put and call options on securities indices traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike for equity securities options, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

    The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

RISKS OF TRANSACTIONS IN OPTIONS

    An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON INDICES

    The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

    Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

    The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is not substantially greater than the risk in connection with options on securities in the index.

SPECIAL RISKS OF WRITING CALLS ON INDICES

    Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options and Options on Stock Indices, Foreign Currencies and Futures Contracts on Foreign Currencies."

    Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call on an index, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio to generate cash to settle the exercise. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such investments might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

    If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

    Options on foreign currencies involve the currencies of two nations and therefore, developments in either or both countries affect the values of such options. These risks include government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

RISKS RELATED TO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities denominated in foreign currencies will also change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund does not intend to enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. However, the Manager and Subadviser believe that it is important to have the flexibility to enter into such forward contracts when they determine that the best interests of the Fund will thereby be served. The Fund's Custodian will place cash or other liquid assets into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

    The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-dominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

    The Fund may purchase and sell financial futures contracts which are traded on a commodities exchange or board of trade. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. In the case of futures contracts on securities indices, one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by the investment adviser may still not result in a successful hedging transaction.

    Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract. Currently, currency futures contracts are available on various foreign currencies including the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, West German Mark and Eurodollars. Index futures contracts are available on various U.S. and foreign securities indices.

    Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting currencies or the securities market generally. For example, if the Fund had hedged against the possibility of an increase in currency rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

    An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on various foreign currencies, including the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, West German Mark and Eurodollars. With respect to stock indices, options are traded on futures contracts for various U.S. and foreign stock indicies including the S&P 500 Stock Index and the NYSE Composite Index.

    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS AND OPTIONS ON STOCK INDICES, FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

    The Fund may write put and call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. The Fund will write put options on stock indices and foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash, U.S. Government securities, or other liquid assets equal to the aggregate exercise price of the puts. The Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the liquidation value of the Fund's total assets, taking into account unrealized profits and losses on such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options for BONA FIDE hedging purposes within the meaning of regulations of the Commodities Futures Trading Commission. The Fund does not intend to purchase options on equity securities or securities indices if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

    Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, U.S. Government securities, or other liquid assets with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

    The Fund may engage in futures contracts and options on futures transactions as a hedge against changes, resulting from market or political conditions, in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's portfolio securities alone.

    POSITION LIMITS. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

(c)  DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

    When conditions dictate a defensive strategy, the Fund may invest without limit in money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, obligations issued or guaranteed by the U.S. Government or foreign governments and their agencies or instrumentalities and repurchase agreements maturing in seven days or less. In addition to the risks typically associated with money market instruments, such as credit risk and market risk, money market instruments issued by foreign issuers may be subject to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

(d)  PORTFOLIO TURNOVER

    As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

          1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

          2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

          3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

          4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.

          5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

          6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon. (For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

          7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has not adopted a fundamental investment policy with respect to investments in restricted securities. See "Illiquid Securities."

          8. Make investments for the purpose of exercising control or management.

          9. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

         10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

         11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 30% of the Fund's total assets.

         12. Purchase more than 10% of all outstanding voting securities of any one issuer.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets or net assets, it is intended that if the percentage limitation is met at the time the investment is made, then a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take action within three days to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND

(a)  DIRECTORS

    The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadvisers and Distributor, decide upon matters of general policy.

    The Directors also review the actions of the Fund officers who conduct and supervise the daily business operations of the Fund.

(b)  MANAGEMENT INFORMATION--DIRECTORS AND OFFICERS

                                        POSITION WITH                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE (1)                  THE FUND                                    DURING PAST 5 YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Edward D. Beach (73)            Director                        President and Director of BMC Fund, Inc., a closed-end investment company; formerly, Vice Chairman of Broyhill Furniture
                                                                 Industries, Inc.; Certified Public Accountant; Secretary and
                                                                 Treasurer of Broyhill Family Foundation, Inc.; Member of the
                                                                 Board of Trustees of Mars Hill College; and Director of The High
                                                                 Yield Income Fund, Inc.
Delayne Dedrick Gold (59)       Director                        Marketing and Management Consultant; Director of The High Yield
                                                                 Income Fund, Inc.
*Robert F. Gunia (51)           Vice President and Director     Vice President of Prudential Investments since September 1997;
                                                                 Executive Vice President and Treasurer (since December 1996),
                                                                 Prudential Investments Fund Management LLC (PIFM); Senior Vice
                                                                 President (since March 1987) of Prudential Securities
                                                                 Incorporated (Prudential Securities); formerly Chief
                                                                 Administrative Officer (July 1990-September 1996), Director
                                                                 (January 1989-September 1996), and Executive Vice President,
                                                                 Treasurer and Chief Financial Officer (June 1987-September 1996)
                                                                 of Prudential Mutual Fund Management, Inc. (PMF), Vice President
                                                                 and Director (since May 1989) of The Asia Pacific Fund, Inc.;
                                                                 Director of The High Yield Income Fund, Inc.
Don G. Hoff (62)                Director                        Chairman and Chief Executive Officer (since 1980) of Intertec,
                                                                 Inc. (investments); Chairman and Chief Executive Officer of The
                                                                 Lamaur Corporation, Inc.; Director of Innovative Capital
                                                                 Management Inc. and The Greater China Fund. Inc.; and Chairman
                                                                 and Director of the Asia Pacific Fund, Inc.
Robert E. LaBlanc (63)          Director                        President (since 1981) of Robert E. LaBlanc Associates, Inc.
                                                                 (telecommunications); formerly General Partner at Salomon
                                                                 Brothers and Vice Chairman of Continental Telecom; Director of
                                                                 Storage Technology Corporation, Titan Corporation, Salient 3
                                                                 Communications, Inc. and Tribune Company; and Trustee of
                                                                 Manhattan College.

                                        POSITION WITH                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE (1)                  THE FUND                                    DURING PAST 5 YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
*Mendel A. Melzer (37)          Director                        Chief Investment Officer (since October 1996) of Prudential
                                                                 Mutual Funds; formerly Chief Financial Officer (November
                                                                 1995-October 1996) of Prudential Investments; Senior Vice
                                                                 President and Chief Financial Officer (April 1993-November 1995)
                                                                 of Prudential Preferred Financial Services; Managing Director
                                                                 (April 1991-April 1993) of Prudential Investment Advisors and
                                                                 Senior Vice President (July 1989-April 1991) of Prudential
                                                                 Capital Corporation; Chairman and Director of Prudential Series
                                                                 Fund, Inc.; and Director of The High Yield Income Fund, Inc.
Robin B. Smith (58)             Director                        Chairman and Chief Executive Officer (since August 1996), of
                                                                 Publishers Clearing House; formerly President and Chief
                                                                 Executive Officer (January 1989-August 1996) and President and
                                                                 Chief Operating Officer (September 1981-December 1988) of
                                                                 Publishers Clearing House; Director of BellSouth Corporation,
                                                                 Texaco Inc., Springs Industries Inc. and Kmart Corporation.
Stephen Stoneburn (54)          Director                        President and Chief Executive Officer (since June 1996) of
                                                                 Quadrant Media Corp. (a publishing company); formerly President
                                                                 (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior
                                                                 Vice President and Managing Director (January 1993-1995), Cowles
                                                                 Business Media; Senior Vice President (January 1991-1992) of
                                                                 Gralla Publications (a division of United Newspapers, U.K.); and
                                                                 Senior Vice President of Fairchild Publications, Inc.
*Brian M. Storms (44)           President and Director          President, Prudential Investments. (October 1998-Present).
                                                                 President, Prudential Mutual Funds, Annuities, and Investment
                                                                 Management Services. (September 1996-October 1998). Managing
                                                                 Director, Fidelity Investments Institutional Services Company,
                                                                 Inc. (July 1991-September 1996) President, J.K. Schofield
                                                                 (October 1989-September 1991) Senior Vice President, INVEST
                                                                 Financial Corporation. (September 1982-October 1989).
Nancy H. Teeters (67)           Director                        Economist; formerly Vice President and Chief Economist (March
                                                                 1986-June 1990) of International Business Machines Corporation;
                                                                 Director (since July 1991) of Inland Steel Corporation, and
                                                                 Director of The High Yield Income Fund, Inc.
Grace C. Torres (39)            Treasurer and Principal         First Vice President (since December 1996) of PIFM; First Vice
                                 Financial and Accounting        President (since March 1994) of Prudential Securities; formerly
                                 Officer                         First Vice President (March 1994-September 1996), Prudential
                                                                 Mutual Fund Management, Inc. and Vice President (July 1989-March
                                                                 1994) of Bankers Trust Corporation.
Robert C. Rosselot (38)         Secretary                       Assistant General Counsel (since September 1997) of PIFM.
                                                                 Formerly, partner with the firm of Howard & Howard, Bloomfield
                                                                 Hills, Michigan (December 1995-September 1997) and, prior
                                                                 thereto, Corporate Counsel, Federated Investors (1990-1995).

                                        POSITION WITH                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE (1)                  THE FUND                                    DURING PAST 5 YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Stephen M. Ungerman (44)        Assistant Treasurer             Vice President and Tax Director, (since March 1996) Prudential
                                                                 Investments; formerly First Vice President of Prudential Mutual
                                                                 Fund Management, Inc. (February 1993-September 1996).

------------
(1) Unless otherwise noted the address for each of the above persons is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077.

 * "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PIFM.

    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

    The Fund pays each of its Directors who is not an affiliated person of PIFM annual compensation of $4,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.

    Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

    The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.

    The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended October 31, 1998 and the aggregate compensation paid to such Directors for service on the Fund's Board and that of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998. Below are listed the Directors who have served the Fund during its most recent fiscal year.

                               COMPENSATION TABLE

                                                                        PENSION OR                               TOTAL 1998
                                                                        RETIREMENT                              COMPENSATION
                                                        AGGREGATE    BENEFITS ACCRUED    ESTIMATED ANNUAL    FROM FUND AND FUND
                                                      COMPENSATION    AS PART OF FUND      BENEFITS UPON        COMPLEX PAID
                 NAME AND POSITION                      FROM FUND        EXPENSES           RETIREMENT        TO DIRECTORS(2)
----------------------------------------------------  -------------  -----------------  -------------------  ------------------
Edward D. Beach--Director                               $   4,500             None                 N/A       $  135,000(44/71)*
Stephen C. Eyre--Former Director                        $   4,500             None                 N/A       $   45,000(14/17)*
Delayne D. Gold--Director                               $   4,500             None                 N/A       $  135,000(44/71)*
Robert F. Gunia (1)--Director                              --                 None                 N/A               --
Don G. Hoff--Director                                   $   4,500             None                 N/A       $   45,000(14/17)*
Robert F. LaBlanc--Director                             $   4,500             None                 N/A       $   45,000(14/17)*
Mendel A. Melzer (1)--Director                             --                 None                 N/A               --
Richard A. Redeker (1)--Former Director                    --                 None                 N/A               --
Robin B. Smith--Director                                $   4,500             None                 N/A       $   90,000(32/41)*
Stephen Stoneburn--Director                             $   4,500             None                 N/A       $   45,000(14/17)*
Brian M. Storms (1)--Director                              --                 None                 N/A               --
Nancy H. Teeters--Director                              $   4,500             None                 N/A       $   90,000(26/47)*

------------------------

 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Directors who are "interested" do not receive compensation from Fund Complex (including the Fund).

(2) Total compensation from all the funds in the Fund Complex for the calendar year ended December 31, 1998, including amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total deferred compensation amounted to $116,225 for Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the Fund rate.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    Directors of the Fund are eligible to purchase Class Z shares of each Series, which are sold without either an initial sales charge or CDSC to a limited group of investors.

    As of February 5, 1999, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

    As of February 5, 1999, the beneficial owners, directly or indirectly, of more than 5% of the outstanding common stock of the Prudential Pacific Growth Fund, Inc. were: Marcelo Stenger, Lilia Gomez De Stenger and Diana Stenger De Urruchua JT TEN, held 9,143 Class C shares (or approximately 5% of the outstanding Class C shares).

    As of February 5 1999, Prudential Securities was the record holder for other beneficial owners of 1,584,689 Class A shares (or approximately 65.28% of the outstanding Class A shares), 5,605,544 Class B shares (or approximately 71.82% of the outstanding Class B shares); 139,987 Class C shares (or approximately 76.61% of the outstanding Class C shares) and 16,581 Class Z shares (or approximately 1.21% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

(a)  INVESTMENT ADVISERS

    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $70.5 billion. According to the Investment Company Institute, as of November 30, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.

    PIFM is a subsidiary of Prudential Securities. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and (PMFS), the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

    For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. Currently, the Fund believes that there are no such expense limitations.

    In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

        (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

        (b) all expenses incurred, by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

        (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI or the Subadviser) pursuant to the Subadvisory Agreement between PIFM and PI (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with State securities law, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

    For the fiscal years ended October 31, 1998, 1997 and 1996, PIFM received management fees of $1,021,518, $2,676,801 and $3,682,994, respectively.

    PIFM has entered into the Subadvisory Agreement with PI. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

(b)  PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was the Fund's distributor.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. PIMS serves as the Distributor of the Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which are reimbursed or paid for by the Fund. See "How the Fund is Managed-- Distributor" in the Prospectus.

    The Class A Plan provides that (i) up to .25 of 1% of the daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Class B and Class C Plans provide for the payment to the Distributor of (i) an asset-based sales charge of
 .75 of 1% of the average daily net assets of each of the Class B and Class C shares and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares.

    The distribution and/or service fees may also be used by the Distributor to compensate Dealers on a continuing basis in consideration for the distribution, marketing, administrative and other services and activities provided by dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

    CLASS A PLAN. For the fiscal year ended October 31, 1998, Prudential Securities and PIMS collectively received payments of $67,112 from the Fund, under the Class A Plan. These amounts were expended on commission credits to Prudential Securities and Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for payments of commissions and account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 1998, Prudential Securities and PIMS also collectively received approximately $48,700 in initial sales charges.

    CLASS B PLAN. For the fiscal year ended October 31, 1998, Prudential Securities and PIMS collectively received $919,826 from the Fund under the Class B Plan and spent approximately $398,400, in distributing the Class B shares of the Fund. It is estimated that of the latter amounts $900 (0.2%), was spent on printing and mailing of prospectuses to other than current shareholders; $51,700 (13.0%), on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class B shares; and $345,700 (86.8%), on the aggregate of (i) payments of commissions and account servicing fees to its financial advisers $198,300 (49.8%) and (ii) an allocation on account of overhead and other branch office distribution-related expenses $147,400 (37.0%). The term "overhead and other branch office distribution-related expenses" as used herein represents (a) the expenses of operating Prusec's and Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares, and (d) other incidental expenses relating to branch promotion of Fund sales.

    The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended October 31, 1998, Prudential Securities and PIMS collectively received approximately $413,700 in contingent deferred sales charges.

    CLASS C PLAN. For the fiscal year ended October 31, 1998, Prudential Securities and PIMS collectively received $22,757 from the Fund under the Class C Plan and spent approximately $24,500 in distributing the Class C shares of the Fund. It is estimated that of the latter amounts approximately $500 (1.8%) was spent on printing and mailing of prospectuses to other than current shareholders; $200 (0.8%) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred by it for distribution of Class C shares; and $23,900 (97.4%), on the aggregate of (i) payments of commissions and account servicing fees to its financial advisers $18,100 (73.7%), and (ii) an allocation on account of overhead and other branch office distribution-related expenses $5,800 (23.7%).

    The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 1998, Prudential Securities and PIMS collectively received contingent deferred sales charges of approximately $10,200.

    The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(c)  OTHER SERVICE PROVIDERS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs. For the fiscal year ended October 31, 1998, the Fund incurred fees of approximately $466,000 for the services of PMFS.

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

    Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal. Thus, it will not deal with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

    In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation or orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. The Fund will not pay up for research in principal transactions.

    Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities, or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    The table presented below shows certain information regarding the payment of commissions by Prudential Pacific Growth Fund, Inc., including the amount of such commissions paid to Prudential Securities, for the three year period ended October 31, 1998.

                                                                  FISCAL YEARS ENDED OCTOBER 31,
                                                             ----------------------------------------
                                                                 1998          1997          1996
                                                             ------------  ------------  ------------
Total brokerage commissions paid by the Fund...............  $    676,675  $  3,049,345  $  3,489,060
Total brokerage commissions paid to Prudential Securities..  $        -0-  $      4,475  $     85,679
Percentage of total brokerage commissions paid to
 Prudential Securites......................................          -0-%           .1%          2.5%
Percentage of total dollar amount of transactions involving
 commissions that were effected through Prudential
 Securities................................................          -0-%           .2%          2.1%

    Of the total brokerage commissions, $391,087 or 57.80% were paid to firms which provided research, statistical or other services to PIFM during the fiscal year ended October 31, 1998. PIFM has not separately identified a portion of such brokerage commissions as allocable to the provision of such research, statistical or other services.

                         CAPITAL STOCK AND ORGANIZATION

    THE FUND IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF SHARES OF COMMON STOCK, $.001 PER SHARE DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. Currently, the Fund is offering four classes, designated Class A, Class B, Class C and Class Z shares.

    The Articles of Incorporation further provide that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles of Incorporation permit the Directors to provide for the indemnification of Directors, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

    The Fund shall continue without limitation of time subject to the provisions in the Articles of Incorporation concerning termination by action of the shareholders or by the Directors by written notice to the shareholders.

    Pursuant to the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Directors have no intention of authorizing additional series at the present time.

    The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charge.

    Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors.

    PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Pacific Growth Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

    If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value."

    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Pacific Growth Fund, Inc., Class A ,Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) is approved by the funds' investment adviser.

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5%, Class C* shares are sold at a maximum sales charge of 1% and Class B* and Class Z shares are sold at net asset value. Using the Fund's net asset value at October 31, 1998, the maximum offering price of the Fund's shares is as follows:

CLASS A
Net asset value and redemption price per Class A share......  $ 9.14
Maximum sales charge (5% of offering price).................     .48
                                                              ------
Offering price to public....................................  $ 9.62
                                                              ------
                                                              ------
CLASS B
Net asset value, offering price and redemption price per
 Class B share*.............................................  $ 8.79
                                                              ------
                                                              ------
CLASS C
Net asset value and redemption price per Class C share*.....  $ 8.79
Maximum sales charge (1% of offering price).................     .09
                                                              ------
Offering price to public....................................  $ 8.88
                                                              ------
                                                              ------
CLASS Z
Net asset value, offering price and redemption price per
 Class Z share..............................................  $ 9.17
                                                              ------
                                                              ------

       -------------------
       * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

SELECTING A PURCHASE ALTERNATIVE

    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

    If you intend to hold your investment in a Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

    If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation or annuity plans under Sections 403(b) and 457 of the Internal Revenue Code, "rabbi" trusts and non-qualified deferred compensation plans that are sponsored by any employer that has a tax qualified plan with Prudential (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

    PRUDENTIAL RETIREMENT PROGRAMS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential provides administrative or recordkeeping services, provided that (1) the plan has at least $1 million in existing assets or 250 eligible employees and (2) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and plans that participate in the PruArray Program (benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan). All Benefit Plans of a company (or affiliated companies under common control) for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold, provided that Prudential has been notified in advance of the entitlement to the waiver of the sales charge based on the aggregate assets. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray Plan (Participating Fund). "Existing assets" also include monies invested in The Guaranteed Investment Account (GIA), a group annuity insurance product issued by Prudential, the Guaranteed Insulated Separate Account, a separate account offered by Prudential and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (1) the purchase is made with the proceeds of a redemption from either GIA or SVF and (2) Class A shares are an investment option of the plan.

    PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Plan provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (1) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (2) maintain their account with the Transfer Agent.

    PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (1) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (2) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

    SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

    OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

    - officers of the Prudential Mutual Funds (including the Fund),

    - employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such person who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

    - employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,

    - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

    - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

    - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
      (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

    - investor in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

    - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management consulting or other fee for their services (e.g., mutual fund "wrap" or asset allocation programs), and

    - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (e.g. mutual fund "supermarket programs").

    For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

        (a) an individual;

        (b) the individual's spouse, their children and their parents;

        (c) the individual's and spouse's Individual Retirement Account (IRA);

        (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

        (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

        (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

        (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Transfer Agent, the Distributor or your Dealer must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your Dealer will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen month period, a specified number of eligible employees or participants (Participant Letter of Intent).

    For purposes of the Investment Letter of Intent, all shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through your Dealer will not be aggregated to determine the reduced sales charge.

    A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period, and in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B AND CLASS C SHARES

    The offering price of Class B shares is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your Dealer or the Distributor. Class C shares are sold at a maximum sales charge of 1%. Redemptions of Class B and Class C shares may be subject to a CDSC. See "Contingent Deferred Sales Charges."

    The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares, a sales commission of up to 1% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

    BENEFIT PLANS. Class C shares may be purchased at NAV, without payment of an initial sales charge, by Benefit Plans (as defined above). In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefits Plans sponsored by Prudential. Prudential Securities or its subsidiaries (Prudential Securities or Subsidiaries Prototype Benefit Plans), Class C shares may be purchased at NAV by participants who are repaying the loans made from such plans to the participant.

    PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived with respect to purchases of Class C shares by qualified and non-qualified retirement and deferred compensation plans participating in the PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services.

    INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include (1) investors purchasing shares through an account at Prudential Securities, (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec, and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

    Class Z shares of the Fund currently are available for purchase by the following categories of investors:

    - pension, profit-sharing or other employee benefit plans qualified under
      Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets,

    - participants in any fee-based program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option,

    - certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option,

    - Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds,

    - the Prudential Securities Cash Balance Pension Plan, an employee defined benefit plan sponsored by Prudential Securities,

    - current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund),

    - employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee saving plan and,

    - Prudential with an investment of $10 million or more.

    In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

    Class Z shares of the Fund may also be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), provided that (i) the plan purchases shares of the Fund pursuant to an investment management agreement with The Prudential Insurance Company of America or its affiliates, (ii) the Fund is an available investment option under the agreement and (iii) the plan will participate in the PruArray and SmartPath Programs (benefit plan recordkeeping services) sponsored by Prudential Mutual Fund Services LLC. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code.

SALE OF SHARES

    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 P.M., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

    If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

    If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your Dealer in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer

Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your Dealer.

    If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your Dealer of the certificate and/or written request, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your account at your Dealer, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

    Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

    REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

    INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your Dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES

    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within eighteen months of purchase (or one year for Class C shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and eighteen months (or one year for Class C shares purchased before November 2, 1998), in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

    The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                                              CONTINGENT DEFERRED SALES
                                                                                CHARGE AS A PERCENTAGE
                            YEAR SINCE PURCHASE                                 OF DOLLARS INVESTED OR
                                PAYMENT MADE                                     REDEMPTION PROCEEDS
----------------------------------------------------------------------------  --------------------------
First.......................................................................                5.0%
Second......................................................................                4.0%
Third.......................................................................                3.0%
Fourth......................................................................                2.0%
Fifth.......................................................................                1.0%
Sixth.......................................................................                1.0%
Seventh.....................................................................             None

    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement; (ii) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2; or a periodic distribution based on life expectancy; (iii) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59 1/2 and (iv) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (I.E., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

    SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

    In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

    You must notify the Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to a waiver of the CDSC. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                       REQUIRED DOCUMENTATION

Death                                    A copy of the shareholder's death certificate or,
                                         in the case of a trust, a copy of the grantor's
                                         death certificate, plus a copy of the trust
                                         agreement identifying the grantor.

Disability--An individual will be        A copy of the Social Security Administration award
considered disabled if he or she is      letter or a letter from a physician on the
unable to engage in any substantial      physician's letterhead stating that the shareholder
gainful activity by reason of any        (or, in the case of a trust, the grantor) is
medically determinable physical or       permanently disabled. The letter must also indicate
mental impairment which can be expected  the date of disability.
to result in death or to be of
long-continued and indefinite duration.

Distribution from an IRA or 403(b)       A copy of the distribution form from the custodial
Custodial Account                        firm indicating (i) the date of birth of the
                                         shareholder and (ii) that the shareholder is over
                                         age 59 1/2 and is taking a normal
                                         distribution--signed by the shareholder.

Distribution from Retirement Plan        A letter signed by the plan administrator/trustee
                                         indicating the reason for the distribution.

Excess Contributions                     A letter from the shareholder (for an IRA) or the
                                         plan administrator/trustee on company letterhead
                                         indicating the amount of the excess and whether or
                                         not taxes have been paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

    QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994. The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund in one year and an additional $450,000 of Class B shares in the following year, with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                                                       CONTINGENT DEFERRED SALES CHARGE
                                                                     AS A PERCENTAGE OF DOLLARS INVESTED
                                                                            OR REDEMPTION PROCEEDS
                      YEAR SINCE PURCHASE                         ------------------------------------------
                          PAYMENT MADE                            $500,001 TO $1 MILLION    OVER $1 MILLION
                      --------------------                        -----------------------  -----------------
First...........................................................              3.0%                  2.0%
Second..........................................................              2.0%                  1.0%
Third...........................................................              1.0%                    0%
Fourth and thereafter...........................................                0%                    0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

    PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account, the Guaranteed Insulated Separate Account and units of The Stable Value Fund.

    OTHER BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a Dealer not affiliated with Prudential and for whom the Dealer provides administrative or recordkeeping services.

CONVERSION FEATURE--CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for the issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

    AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

    EXCHANGE PRIVILEGE. The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Structured Maturity Fund and Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

    The following money market funds participate in the Class A Exchange
Privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

    If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged. See "Sale of Shares" above.

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charges-- Class A Shares" above) and for shareholders who qualify to purchase Class Z shares (see "Purchase, Redemption and Pricing of Fund Shares--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in the account of a shareholder who qualifies to purchase Class A shares at NAV will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another Dealer that they are eligible for this special exchange privilege.

    Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in PSI's 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (I.E., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

    Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, the Distributor or your Dealer. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                       $100,000     $150,000     $200,000     $250,000
----------------------------------------  -----------  -----------  -----------  -----------
25 Years................................   $     110    $     165    $     220    $     275
20 Years................................         176          264          352          440
15 Years................................         296          444          592          740
10 Years................................         555          833        1,110        1,388
 5 Years................................       1,371        2,057        2,742        3,428

See "Automatic Savings Accumulation Plan."
------------

    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

    (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

    AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

    TAX-DEFERRED RETIREMENT PLANS. Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

          CONTRIBUTIONS       PERSONAL
            MADE OVER:         SAVINGS        IRA
        ------------------    ---------    ---------
             10 years         $  26,165    $  31,291
             15 years            44,676       58,649
             20 years            68,109       98,846
             25 years            97,780      157,909
             30 years           135,346      244,692

------------
    (1)The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce its minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of net asset value to be as of 4:15 P.M., New York time.

    Under the Investment Company Act, the Directors are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

    Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Trustees) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    The Fund has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code for each taxable year. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of its assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of such Funds' assets, and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). These requirements may limit a Funds' ability to invest in other types of assets.

    As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided (among other things) that at least 90% of the Funds' net investment income (including net short-term capital gains) other than long-term capital gains earned in the taxable year is distributed. The Fund intends to distribute annually to its shareholders all of its taxable net investment income, which includes dividends, interest and any net short-term capital gains in excess of net long-term capital losses. The Board of Directors of the

Fund will determine once a year whether to distribute any net long-term capital gains in excess of any net short-term capital losses. In determining the amount of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains. A 4% nondeductible excise tax will be imposed on the Fund to the extent such Fund does not meet certain distribution requirements by the end of each calendar year.

    Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss for federal income tax purposes. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and its disposition dates are also treated as ordinary income or loss.

    Gains or losses on sales or securities by the Fund will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a purchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale straddle, constructive sale and short sale provisions of the Internal Revenue Code which may, among other things, require the Fund to defer losses, recognize gain or cause gain to be treated as ordinary income rather than as capital gain. In addition, debt securities acquired by the Fund may be subject to original issue discount rules which may, among other things, cause the Fund to accrue income in advance of the receipt of cash with respect to interest and, market discount rules which may, among other things, cause gains to be treated as ordinary income.

    Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Fund may invest. See "Description of the Fund, its Investments and Risks--Hedging and Return Enhancement Strategies." These investments generally will constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Funds' taxable year, I.E., treated as having been sold at market value. Sixty percent of any capital gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

    Forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for federal income tax purposes, which may result in the deferral of losses in positions held by the Fund to the extent of any unrecognized gain on offsetting positions held the Fund and the deductibility of interest or other charges incurred to purchase or carry such positions may be limited.

    A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. If the Fund elects to treat any PFIC in which it invests as a "qualified electing fund" then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing funds' annual ordinary earnings and net capital gain, even if they are not distributed to such Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. Because the election to treat a PFIC as a qualifying fund cannot be made without the provision of certain information by the PFIC, the Fund may not be able to make such an election. If the Fund does not or cannot elect to treat such a PFIC as a "qualified electing fund," the Fund can make a "mark-to-market" election, I.E., treat the shares of the PFIC as sold on the last day of such Funds' taxable year, and thus avoid the special tax and interest charge. The gains the Fund recognizes from the mark-to-market election would be included as ordinary income in the net investment income the Fund must distribute to shareholders, notwithstanding that the Fund would receive no cash in respect of such gains. Any loss from the mark-to-market election may be recognized to the extent of previously reported mark-to-market gains.

    Dividends of net investment income will be taxable to a U.S. shareholder as ordinary income regardless of whether such shareholder receives such dividends in additional shares or in cash. Dividends received from the Fund will be eligible for the dividends-received deduction for corporate shareholders only to the extent that the Fund's income is derived from certain dividends received from domestic corporations. Since the Fund is not likely to have a substantial portion of its assets invested in stock of domestic corporations, the amount of the Fund's dividends eligible for the corporate dividends-received deduction will be minimal. The amount of dividends qualifying for the dividends-received deduction will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of the Fund's taxable year. Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains regardless of whether the shareholder receives such distribution in additional shares or in cash and regardless of how long the shareholder has held the Fund's shares, and will not be eligible for the dividends-received deduction for corporations.

    Any dividends or capital gains distributions received by a shareholder will have the effect of reducing the net asset value of the Funds' shares by the exact amount of the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of a dividend or capital gains distribution, such dividend or capital gains distribution, although constituting a return of capital, will be taxable as described above. Prior to purchasing shares of the Fund, therefore, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

    Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for future income purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

    Distributions of net investment income made to a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, foreign corporation or foreign partnership (foreign shareholder) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder and the shareholder complies with certain filing requirements. Gains realized upon the sale or redemption of shares of the Fund by a foreign shareholder and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for more than 182 days during the taxable year and certain other conditions are met. If distributions are effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of the shares of the Fund held by such a shareholder at his death will be includable in his gross estate for U.S. federal estate tax purposes. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds' assets to be invested in various countries is not known.

    If the Fund is liable for foreign taxes, the Fund expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Funds' total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Funds' shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election shareholders will be required to: (i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the Fund; (ii) treat their pro rata share of foreign income taxes as paid by them; and (iii) either deduct their pro rata share of foreign income taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes imposed on foreign source income. For this purpose, the portion of dividends paid by the Fund from its foreign source income will be treated as such. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.

    Each shareholder will be notified within 60 days after the close of the Funds' taxable year whether the foreign income taxes paid by the Fund will "pass-through" for that year and , if so, such notification will designate (a) the shareholder's portion of the foreign income taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A or Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares.

    Distributions may be subject to additional state and local taxes.

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

Where: P = a hypothetical initial payment of $1000.
       T = average annual total return.
       n = number of years.
       ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The average annual total return of the Class A shares for the one year, five year and since inception (July 24, 1992) periods ended October 31, 1998 was
(    )%, (   )% and    %, respectively, and for the Class B shares, was (    )%,
(   )% and    %, respectively, for the same periods. The average annual total return for Class C shares for the one year and since inception (August 1, 1994)
periods ended October 31, 1998 was     % and (   )%, respectively. The average
annual total return for Class Z shares for the one year and since inception
(March 1, 1996) periods ended October 31, 1998 was (    )% and (    )%,
respectively.

    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

      YIELD = 2[(  a - b  +1)to the power of 6 - 1]
                   -----
                    cd

Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
      d = the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yields for the Fund will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of Fund income and expenses.

    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------

                                       P

Where: P = a hypothetical initial payment of $1000.
       ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    The aggregate total return for Class A shares for the one year, five year
and since inception (July 24, 1992) periods ended October 31, 1998 was (    )%,
    % and     %, respectively, and for Class B shares was (    ) %,     % and
    %, respectively, for the same periods. The aggregate total return for Class C shares for the one year and since inception (August 1, 1994) periods ended
October 31, 1998 was (    )% and (    )%, respectively. The aggregate total
return for Class Z shares for the one year and since inception (March 1, 1996)
periods ended October 31, 1998 was (    )% and (    )%, respectively.

    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
                           PERFORMANCE COMPARISON OF
                         DIFFERENT TYPES OF INVESTMENTS
                     OVER THE LONG TERM (1/1926-12/31/1997)
                             COMMON STOCKS - 11.0%
                          LONG-TERM GOV'T BONDS - 5.1%
                                INFLATION - 3.1%
------------

    (1)Source: Ibbotson Associates STOCKS, BONDS, BILLS AND INFLATION--1997 YEARBOOK (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 1998
                                           PRUDENTIAL PACIFIC GROWTH FUND, INC.
------------------------------------------------------------

SHARES      DESCRIPTION                            VALUE (NOTE 1)
-----------------------------------------------------------------
EQUITIES & EQUIVALENTS--67.0%
COMMON STOCKS--67.0%
-----------------------------------------------------------------
AUSTRALIA--16.5%
   68,150   Australia & New Zealand Banking
               Group, Ltd. (Commercial Banking)    $     389,421
   94,491   Brambles Industries, Ltd.
               (Business & Public Services)            2,070,648
1,716,600   FXF Trust(a) (Financial Services)            203,683
2,274,359   Goodman Fielder, Ltd. (Foods)              3,001,173
  264,310   Leighton Holdings, Ltd.
               (Building & Construction)                 980,466
  506,285   Publishing & Broadcasting, Ltd.
               (Broadcasting & Publishing)             2,007,711
  288,413   Sea World Property Trust, Ltd.
               (Leisure & Tourism)                       149,495
  334,642   Smith (Howard), Ltd.
               (Diversified Operations)                2,006,246
  447,700   Southcorp, Ltd.
               (Diversfied Consumer Products)          1,424,504
   53,500   St. George Bank, Ltd.
               (Commercial Banking)                      356,559
1,247,498   Star City Holdings, Ltd.(a) (Gaming)         849,178
  154,600   Westpac Banking Corp.
               (Commercial Banking)                      939,409
1,136,265   Woolworths, Ltd. (Retail)                  3,995,034
                                                   -------------
                                                      18,373,527
----------------------------------------------------------------
HONG KONG--11.4%
   80,000   ASM Pacific Technology, Ltd.
               (Electronic Components)                    21,176
  203,000   Cheung Kong Holdings, Ltd.
               (Real Estate)                           1,389,244
  110,000   CLP Holdings, Ltd. (Utilities -
               Electric)                                 617,858
  423,000   Hong Kong and China Gas (Utilities)          600,813
   10,000   Hong Kong Electric Holdings, Ltd.(a)
               (Utilities - Electric)                     36,671
  291,400   Hong Kong Telecommunications, Ltd.
               (Telecommunications)                      583,214
   48,804   HSBC Holdings, Plc. (Banking)              1,118,563
2,600,700   Hung Hing Printing Group, Ltd.
               (Forest Products & Paper)               1,007,437

SHARES      DESCRIPTION                            VALUE (NOTE 1)
-----------------------------------------------------------------
  260,600   Hutchison Whampoa, Ltd.
               (Multi-Industry)                    $   1,867,558
1,696,000   Innovative International Holdings,
               Ltd. (Automotive Parts)                   236,514
1,257,000   Kingboard Chemical Holdings, Ltd.
               (Electronic Components)                   141,209
   52,000   Lung Kee (Bermuda) Holdings, Ltd.
               (Miscellaneous)                             5,707
1,366,000   QPL International Holdings, Ltd.
               (Electronic Components)                   135,815
  199,000   Sun Hung Kai Properties, Ltd.
               (Real Estate)                           1,387,565
  249,400   Swire-Pacific, Ltd. "A"
               (Diversified Consumer Products)         1,323,564
  396,300   Television Broadcasts, Ltd.
               (Broadcasting & Publishing)             1,054,139
  582,000   Varitronix International, Ltd.
               (Miscellaneous)                         1,104,707
  363,000   Wong's International Holdings, Ltd.
               (Electronic Components)                    38,904
                                                   -------------
                                                      12,670,658
----------------------------------------------------------------
INDIA--2.6%
   22,000   Bajaj Auto Ltd. (GDR)
               (Automobiles & Auto Parts)                366,850
   29,000   Industrial Credit & Investment Corp.
               of India, Ltd. (Financial
               Services)                                 159,500
   24,500   ITC Ltd. (GDR) (Multi-Industry)              484,487
  143,000   Mahanagar Telephone Nigam, Ltd.(a)
               (Telecommunications)                    1,537,250
   44,450   State Bank of India (GDR)
               (Commercial Banking)                      355,600
                                                   -------------
                                                       2,903,687
----------------------------------------------------------------
JAPAN--24.2%
    8,100   Bellsystem 24, Inc. (Commercial
               Services)                               1,560,372
   32,300   Benesse Corp. (Commercial Services)        1,486,111

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-46

PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 1998
                                           PRUDENTIAL PACIFIC GROWTH FUND, INC.
------------------------------------------------------------

SHARES      DESCRIPTION                            VALUE (NOTE 1)
-----------------------------------------------------------------
JAPAN (CONT'D.)
  247,000   Daibiru Corp. (Property Investment)    $   1,731,209
   29,700   FP Corp. (Containers)                        812,229
   42,800   Matsumotokiyoshi (Retail)                  1,619,539
   74,300   Meitec Corp.
               (Computer Software & Services)          1,437,694
   43,400   Nichii Gakkan Co.
               (Health Care Services)                  1,604,919
   16,000   Nintendo Co., Ltd.
               (Electronic Components &
               Instruments)                            1,356,725
       25   NTT Mobile Communications
               (Telecommunications)                      905,143
   58,100   Oiles Corp. (Miscellaneous)                1,261,631
  133,000   Olympus Optical Co., Ltd
               (Business & Public Services)            1,372,549
   25,600   Riso Kagaku Corp.
               (Office Equipment & Supplies)           1,442,036
   15,900   Ryohin Keikaku Co., Ltd. (Retail)          1,722,910
   32,900   Shimamura Co. (Retail)                     1,307,172
   45,900   Square Co., Ltd.
               (EDP Software & Services)                 868,421
   68,000   Terumo Corp. (Medical Products)            1,432,749
  116,000   Tokio Marine & Fire Insurance Co.,
               Ltd. (Insurance)                        1,321,809
  100,000   Tostem Corp. (Building &
               Construction)                           1,557,448
   38,300   Union Tool Co.
               (Machinery & Equipment)                 1,413,029
   34,200   Zenrin Co., Ltd. (Electrical Goods)          664,706
                                                   -------------
                                                      26,878,401
----------------------------------------------------------------
KOREA--1.6%
    5,010   Dae Duck Electronics Co.
               (Electrical Equipment)                    355,769
    8,420   Dong Yang Power Systems Co.
               (Electrical Equipment)                    239,295
   22,219   Medison Co., Ltd. (Medical Products)         245,849
   11,070   Pusan City Gas Co., Ltd.
               (Gas Distribution)                        209,739
   23,170   Sindo Ricoh
               (Office Equipment & Supplies)             700,631
                                                   -------------
                                                       1,751,283
SHARES      DESCRIPTION                            VALUE (NOTE 1)
-----------------------------------------------------------------
MALAYSIA--0.7%
  194,000   Berjaya Sports Toto Berhad (Gaming)    $     109,326
   92,000   Magnum Corp. Berhad (Gaming)                  18,129
  441,000   Malayan Banking Berhad
               (Commercial Banking)                      373,591
  170,000   Malaysian Pacific Industries Berhad
               (Electronic Components)                   123,978
  137,000   Telekom Malaysia Berhad
               (Telecommunications)                      170,304
                                                   -------------
                                                         795,328
----------------------------------------------------------------
THE PHILIPPINES--1.4%
  158,000   Manila Electric Co. "B" (Utilities)          465,973
   45,600   Philippine Long Distance Telephone
               Co. (ADR) (Telephones)                  1,111,500
                                                   -------------
                                                       1,577,473
----------------------------------------------------------------
SINGAPORE--4.1%
  196,000   City Developments, Ltd.
               (Property Development)                    712,288
   34,000   Cycle & Carriage, Ltd.
               (Automobiles & Auto Parts)                 85,864
  105,000   DBS Land, Ltd. (Real Estate)                 119,002
  210,800   Elec & Eltek International Co., Ltd.
               (Electronics)                           1,054,000
  158,000   Natsteel Electronics, Ltd.
               (Electronic Components &
               Instruments)                              325,051
   58,000   Oversea-Chinese Banking Corp., Ltd.
               (Banking)                                 253,649
   27,000   Overseas Union Bank (Banking)                 73,508
   15,000   Singapore Airlines, Ltd. (Airlines)           92,393
   45,900   Singapore Press Co.
               (Broadcasting & Publishing)               398,639
  466,000   Singapore Technologies Engineering,
               Ltd.(a) (Engineering & Equipment)         459,255
  437,000   Singapore Telecommunications, Ltd.
               (Telecommunications)                      756,372
   38,000   United Overseas Bank, Ltd.
               (Commercial Banking)                      179,058
                                                   -------------
                                                       4,509,079

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-47

PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 1998
                                           PRUDENTIAL PACIFIC GROWTH FUND, INC.
------------------------------------------------------------

SHARES      DESCRIPTION                            VALUE (NOTE 1)
-----------------------------------------------------------------
TAIWAN--4.3%
  136,000   Asustek Computer, Inc.(a)
               (Computers)                         $   1,006,631
  112,800   Cathay Life Insurance Co., Ltd.
               (Insurance)                               398,322
  390,400   Compal Electronics, Inc.(a)
               (Computers)                             1,216,049
   67,200   Compeq Manufacturing Co., Ltd.(a)
               (Electrical Equipment)                    426,930
  162,000   D-Link (Network Systems)                     357,224
  450,600   Phoenixtec Power Co., Ltd.(a)
               (Electronic Components)                   951,923
  229,100   Taiwan Semiconductor Manufacturing
               Co.(a) (Electronic Components)            462,793
                                                   -------------
                                                       4,819,872
----------------------------------------------------------------
THAILAND--0.2%
   10,000   Banpu Public Co., Ltd. (Mining)               29,867
   15,000   PTT Exploration & Production Public
               Co., Ltd.
               (Oil & Gas
               Exploration/Production)                   144,176
    2,900   Siam Cement Co., Ltd.(a)
               (Building Materials & Components)          36,220
                                                   -------------
                                                         210,263
                                                   -------------
            Total common stocks
               (cost $79,816,596)                     74,489,571
                                                   -------------

SHARES      DESCRIPTION                            VALUE (NOTE 1)
-----------------------------------------------------------------
WARRANTS(a)--0.0%
----------------------------------------------------------------
HONG KONG--0.0%
  533,666   Hong Kong & Shanghai Hotels, Ltd.
               expiring Dec. '98 @ HKD13.79
               (Leisure & Tourism)                 $         689
   16,830   Wharf Holdings, Ltd.
               expiring Dec. '99 @ HKD17.50
               (Multi-Industry)                            1,978
                                                   -------------
            Total warrants
               (cost $0)                                   2,667
                                                   -------------
            Total long-term investments
               (cost $79,816,596)                     74,492,238
                                                   -------------
----------------------------------------------------------------
SHORT-TERM INVESTMENTS--9.1%

PRINCIPAL
AMOUNT
(000)

-----------------------------------------------------------------
REPURCHASE AGREEMENTS--9.1%
  $10,074   Joint Repurchase Agreement Account,
               5.40%,11/2/98
               (cost $10,074,000; Note 5)             10,074,000
                                                   -------------
----------------------------------------------------------------
TOTAL INVESTMENTS--76.1%
            (cost $89,890,596; Note 4)                84,566,238
            Other assets in excess of
               liabilities--23.9%                     26,598,052
                                                   -------------
            Net Assets--100%                       $ 111,164,290
                                                   -------------
                                                   -------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-48

PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 1998
                                           PRUDENTIAL PACIFIC GROWTH FUND, INC.
------------------------------------------------------------
The industry classification of portfolio holdings and other net assets in excess of liabilities shown as a percentage of net assets as of October 31, 1998 was as follows:

------------------------------------------------------
Retail................................................    7.8%
Telecommunications....................................    3.6
Computers.............................................    3.3
Broadcasting & Publishing.............................    3.1
Business & Public Services............................    3.1
Commercial Services...................................    2.7
Foods.................................................    2.7
Real Estate...........................................    2.6
Diversified Consumer Products.........................    2.5
Commercial Banking....................................    2.3
Building & Construction...............................    2.3
Property Development..................................    2.2
Miscellaneous.........................................    2.1
Multi-Industry........................................    2.1
Office Equipment & Supplies...........................    1.9
Diversified Operations................................    1.8
Utilities-Electric and Gas............................    1.7
Electronic Components.................................    1.6
Electronic Components & Instruments...................    1.6
Insurance.............................................    1.5
Electrical Goods & Equipment..........................    1.5
Medical Products......................................    1.5%
Health Care Services..................................    1.4
Banking...............................................    1.3
Machinery & Equipment.................................    1.3
Telephones............................................    1.0
Electronics...........................................    1.0
Forest Products & Paper...............................    0.9
Gaming................................................    0.9
EDP Software & Services...............................    0.8
Containers............................................    0.7
Engineering & Equipment...............................    0.4
Automobile Parts......................................    0.4
Financial Services....................................    0.3
Network...............................................    0.3
Automotive Parts......................................    0.2
Leisure & Tourism.....................................    0.2
Oil & Gas Exploration.................................    0.1
Airlines..............................................    0.1
Building Materials & Components.......................    0.1
Mining................................................    0.1
Other assets in excess of liabilities (including Joint
  Repurchase Agreement)...............................   33.0
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-49

STATEMENT OF ASSETS AND LIABILITIES         PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

ASSETS                                                                                                        OCTOBER 31, 1998
                                                                                                              ----------------
Investments, at value (cost $89,890,596)..................................................................        $ 84,566,238
Foreign currency, at value (cost $27,787,591).............................................................          31,313,070
Cash......................................................................................................             182,789
Forward currency contracts - amount receivable from counterparties........................................           2,408,993
Receivable for investments sold...........................................................................             355,314
Receivable for Fund shares sold...........................................................................             297,690
Dividends and interest receivable.........................................................................             255,329
Other assets..............................................................................................               7,832
                                                                                                                --------------
   Total assets...........................................................................................         119,387,255
                                                                                                                --------------
LIABILITIES
Forward currency contracts - amount payable to counterparties.............................................           7,417,143
Payable for Fund shares reacquired........................................................................             441,427
Accrued expenses and other liabilities....................................................................             149,889
Management fee payable....................................................................................              69,016
Distribution fee payable..................................................................................              67,739
Due to broker - variation margin..........................................................................              52,739
Withholding taxes payable.................................................................................              25,012
                                                                                                                --------------
   Total liabilities......................................................................................           8,222,965
                                                                                                                --------------
NET ASSETS................................................................................................        $111,164,290
                                                                                                                --------------
                                                                                                                --------------
Net assets were comprised of:
   Common stock, at par...................................................................................        $     12,494
   Paid-in capital in excess of par.......................................................................         161,618,732
                                                                                                                --------------
                                                                                                                   161,631,226
   Undistributed net investment income....................................................................           5,082,914
   Accumulated net realized loss on investments, foreign currency transactions and futures................         (48,642,369)
   Net unrealized depreciation on investments, foreign currencies and futures.............................          (6,907,481)
                                                                                                                --------------
Net assets, October 31, 1998..............................................................................        $111,164,290
                                                                                                                --------------
                                                                                                                --------------
Class A:
   Net asset value and redemption price per share
      ($22,624,012 DIVIDED BY 2,476,170 shares of common stock issued and outstanding)....................               $9.14
   Maximum sales charge (5.00% of offering price).........................................................                 .48
                                                                                                                --------------
   Maximum offering price to public.......................................................................               $9.62
                                                                                                                --------------
                                                                                                                --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($74,456,920 DIVIDED BY 8,474,376 shares of common stock issued and outstanding)....................               $8.79
                                                                                                                --------------
                                                                                                                --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($1,654,014 DIVIDED BY 188,277 shares of common stock issued and outstanding).......................               $8.79
                                                                                                                --------------
                                                                                                                --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($12,429,344 DIVIDED BY 1,355,422 shares of common stock issued and outstanding)....................               $9.17
                                                                                                                --------------
                                                                                                                --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-50

PRUDENTIAL PACIFIC GROWTH FUND, INC.
STATEMENT OF OPERATIONS
------------------------------------------------------------

                                                 YEAR ENDED
NET INVESTMENT INCOME                         OCTOBER 31, 1998
                                              ----------------
Income
   Dividends (net of foreign withholding
      taxes of $127,986)...................     $  2,502,541
   Interest................................          667,412
                                              --------------
      Total income.........................        3,169,953
                                              --------------
Expenses
   Management fee..........................        1,021,518
   Distribution fee--Class A...............           67,112
   Distribution fee--Class B...............          919,826
   Distribution fee--Class C...............           22,757
   Transfer agent's fees and expenses......          530,000
   Custodian's fees and expenses...........          247,000
   Reports to shareholders.................           45,000
   Registration fees.......................           40,000
   Audit fees and expenses.................           38,000
   Directors' fees.........................           27,000
   Legal fees and expenses.................           13,000
   Miscellaneous...........................           14,829
                                              --------------
      Total expenses.......................        2,986,042
                                              --------------
Net investment income......................          183,911
                                              --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FOREIGN CURRENCY AND
FUTURES TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions.................      (49,026,779)
   Foreign currency transactions...........        4,906,494
   Futures transactions....................          384,410
                                              --------------
                                                 (43,735,875)
                                              --------------
Net change in unrealized appreciation/(depreciation) on:
   Investments.............................       19,055,644
   Foreign currencies......................       (1,196,320)
   Futures.................................         (110,653)
                                              --------------
                                                  17,748,671
                                              --------------
Net loss on investments, foreign currencies
   and futures.............................      (25,987,204)
                                              --------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS..................     $(25,803,293)
                                              --------------
                                              --------------

PRUDENTIAL PACIFIC GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------

                                      YEAR ENDED OCTOBER 31,
                                 ---------------------------------
INCREASE (DECREASE)                  1998              1997
IN NET ASSETS                    --------------   ----------------
Operations
   Net investment income
      (loss)...................  $     183,911    $    (1,316,909)
   Net realized gains (loss) on
      investments and foreign
      currency transactions....    (43,735,875)        19,797,626
   Net change in unrealized
      appreciation
      (depreciation) on
      investments, futures and
      foreign currencies.......     17,748,671        (56,009,460)
                                 -------------    ---------------
   Net decrease in net assets
      resulting from
      operations...............    (25,803,293)       (37,528,743)
                                 -------------    ---------------
   Distributions in excess of
      net investment income
      Class A..................     (1,079,173)                --
      Class B..................     (2,945,918)                --
      Class C..................        (50,643)                --
      Class Z..................       (685,936)                --
                                 -------------    ---------------
                                    (4,761,670)                --
                                 -------------    ---------------
   Distributions from net
      realized gains
      Class A..................     (2,309,696)        (2,078,862)
      Class B..................     (8,685,264)        (7,004,628)
      Class C..................       (149,828)          (268,013)
      Class Z..................     (1,332,334)          (775,335)
                                 -------------    ---------------
                                   (12,477,122)       (10,126,838)
                                 -------------    ---------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold.....................    141,655,986      2,461,825,495
   Net asset value of shares
      issued in reinvestment of
      distributions............     16,174,424          9,110,015
   Cost of shares reacquired...   (190,629,423)    (2,726,822,208)
                                 -------------    ---------------
   Net decrease in net assets
      from Fund share
      transactions.............    (32,799,013)      (255,886,698)
                                 -------------    ---------------
Total decrease.................    (75,841,098)      (303,542,279)
NET ASSETS
Beginning of year..............    187,005,388        490,547,667
                                 -------------    ---------------
End of year(a).................  $ 111,164,290    $   187,005,388
                                 -------------    ---------------
                                 -------------    ---------------
(a) Includes undistributed net
    investment income of.......  $   5,082,914    $     4,756,316
                                 -------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-51

NOTES TO FINANCIAL STATEMENTS               PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
Prudential Pacific Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 14, 1991 and had no operations other than the issuance of 5,000 shares each of Class A and Class B common stock for $100,000 on May 6, 1992 to Prudential Investments Fund Management LLC ("PIFM"). The Fund commenced investment operations on July 24, 1992. The investment objective of the Fund is to seek long-term capital growth by investing primarily in common stocks, common stock equivalents and other securities of companies doing business in or domiciled in the Pacific Basin region.
------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATION: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Any securities or other assets for which current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the fiscal year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal year end exchange rates are reflected as a component of unrealized depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

FORWARD CURRENCY CONTRACTS: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts
--------------------------------------------------------------------------------
                                       B-52

NOTES TO FINANCIAL STATEMENTS               PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
from the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss, other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

DIVIDENDS AND DISTRIBUTIONS: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles due to timing differences concerning recognition of income.

TAXES: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $4,904,357, decrease paid-in capital in excess of par by $4,593 and decrease accumulated net realized gains by $4,899,764 for differences in the treatment for book and tax purposes of certain transactions involving foreign securities, currencies and withholding taxes. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the average daily net assets of the Fund.

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, Class B and Class C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable
--------------------------------------------------------------------------------
                                       B-53

NOTES TO FINANCIAL STATEMENTS               PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensated PSI and PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C Plans were .25%, 1% and 1%, respectively, of the average daily net assets of the Class A, Class B and Class C shares for the year ended October 31, 1998.

PSI and PIMS have advised the Fund that they received approximately $48,700 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 1998. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS has advised the Fund that for the year ended October 31, 1998, they received approximately $413,700 and $10,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIMS, PIFM and PIC are (indirect) wholly owned subsidiaries of The Prudential Insurance Company of America ("Prudential").
------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended October 31, 1998, the Fund incurred fees of approximately $466,000 for the services of PMFS. As of October 31, 1998, approximately $33,200 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1998 were $100,112,663 and $146,344,992, respectively.

At October 31, 1998, the Fund had outstanding forward currency contracts, both to purchase and sell foreign currencies, as follows:

                         Value at
Forward Currency      Settlement Date     Current      Appreciation
Purchase Contracts      Receivable         Value      (Depreciation)
--------------------  ---------------   -----------   --------------
Australian Dollars,
  expiring
  12/15/98..........    $ 2,140,653     $ 2,124,788    $     (15,865)
Japanese Yen,
  expiring 12/21/98-
  3/15/99...........     14,298,659      16,707,652        2,408,993
                      ---------------   -----------   --------------
                        $16,439,312     $18,832,440    $   2,393,128
                      ---------------   -----------   --------------
                      ---------------   -----------   --------------

                         Value at
Forward Currency      Settlement Date     Current      Appreciation
Sale Contracts          Receivable         Value      (Depreciation)
--------------------  ---------------   -----------   --------------
Australian Dollars,
  expiring 12/15/98-
  12/21/98..........    $ 4,950,000     $ 5,163,060    $    (213,060)
Hong Kong Dollars,
  expiring
  4/27/99...........     11,900,000      12,025,725         (125,725)
Japanese Yen,
  expiring 11/2/98-
  5/3/99............     51,574,754      58,698,655       (7,123,901)
                      ---------------   -----------   --------------
                        $68,424,754     $75,887,440    $  (7,462,686)
                      ---------------   -----------   --------------
                      ---------------   -----------   --------------

At October 31, 1998, the Fund held with its custodian and their global custody network approximately 28% of its net assets in foreign cash as follows:

Australian Dollar................................  $   507,462
Hong Kong Dollar.................................    2,572,235
Japanese Yen.....................................   25,407,580
Malaysian Ringgit................................      560,595
New Zealand Dollar...............................          399
Philippine Peso..................................       18,084
Singapore Dollar.................................      109,766
Thai Baht........................................      162,291
New Taiwan Dollar................................    1,974,658
                                                   -----------
  Total..........................................  $31,313,070
                                                   -----------
                                                   -----------

The United States federal income tax basis of the Fund's investments is substantially the same as for financial reporting purposes and accordingly, as of October 31, 1998, net unrealized depreciation for federal income tax purposes was $5,662,163 (gross unrealized appreciation--$5,109,696; gross unrealized depreciation--$10,771,859).
--------------------------------------------------------------------------------
                                       B-54

NOTES TO FINANCIAL STATEMENTS               PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
During the year ended October 31, 1998, the Fund entered into financial futures contracts. Details of open contracts at October 31, 1998 are as follows:

                                                    VALUE AT       VALUE AT
 NUMBER OF                          EXPIRATION     OCTOBER 31,      TRADE        UNREALIZED
 CONTRACTS           TYPE              DATE           1998           DATE       DEPRECIATION
-----------    ----------------    ------------    -----------     --------     ------------
Short Position:
3              Hang Seng             Nov. 98        $ 197,947      $191,594       $  6,353
3              Hang Seng             Nov. 98          197,947       187,972          9,975
4              Hang Seng             Nov. 98          263,929       255,665          8,264
5              Hang Seng             Nov. 98          329,912       313,449         16,463
9              Hang Seng             Nov. 98          593,841       557,815         36,026
10             Hang Seng             Nov. 98          659,823       626,251         33,572
                                                                                ------------
                                                                                  $110,653
                                                                                ------------
                                                                                ------------

------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 1998, the Fund had a 1.0% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $10,074,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore was as follows:

Bear, Stearns & Co., Inc., 5.40%, in the principal amount of $260,000,000, repurchase price $260,117,000, due 11/2/98. The value of the collateral including accrued interest is $265,935,719.

Salomon Smith Barney Inc., 5.40%, in the principal amount of $260,000,000, repurchase price $260,117,000, due 11/2/98. The value of the collateral including accrued interest is $265,365,298.

Deutsche Morgan Grenfell Inc., 5.41%, in the principal amount of $260,000,000, repurchase price $260,117,217, due 11/2/98. The value of the collateral including accrued interest is $265,200,735.

SBC Warburg Dillon Read, Inc., 5.38%, in the principal amount of $160,825,000, repurchase price $160,897,103, due 11/2/98. The value of the collateral including accrued interest is $164,045,205.
------------------------------------------------------------
NOTE 6. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with an initial sales charge of up to 5.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Prior to November 2, 1998 Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contigent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 2 billion shares of common stock at $.001 par value per share divided into four classes, designated Class A, Class B, Class C and Class Z common stock each consisting of 500 million authorized shares.

Transactions in shares of common stock for the year ended October 31, 1998 and 1997 were as follows:

Class A                              SHARES           AMOUNT
---------------------------------  -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    4,437,257    $    42,845,381
Shares issued in reinvestment of
  distributions..................      329,658          3,143,003
Shares reacquired................   (5,369,479)       (52,502,540)
                                   -----------    ---------------
Net increase in shares
  outstanding before
  conversion.....................     (602,564)        (6,514,156)
Shares issued upon conversion
  from Class B...................      143,203          1,354,722
                                   -----------    ---------------
Net decrease in shares
  outstanding....................     (459,361)   $    (5,159,434)
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1997:
Shares sold......................   81,011,975    $ 1,296,933,660
Shares issued in reinvestment of
  distributions..................      110,855          1,771,786
Shares reacquired................  (85,608,895)    (1,376,512,897)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................   (4,486,065)       (77,807,451)
Shares issued upon conversion
  from Class B...................      261,162          4,152,328
                                   -----------    ---------------
Net decrease in shares
  outstanding....................   (4,224,903)   $   (73,655,123)
                                   -----------    ---------------
                                   -----------    ---------------

--------------------------------------------------------------------------------
                                       B-55

NOTES TO FINANCIAL STATEMENTS               PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

Class B                              SHARES           AMOUNT
---------------------------------  -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    3,108,133    $    29,692,991
Shares issued in reinvestment of
  distributions..................    1,170,551         10,820,405
Shares reacquired................   (6,591,555)       (63,034,383)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................   (2,312,871)       (22,520,987)
Shares reacquired upon conversion
  into Class A...................     (148,409)        (1,354,722)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................   (2,461,280)   $   (23,875,709)
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1997:
Shares sold......................   40,987,211    $   633,115,767
Shares issued in reinvestment of
  distributions..................      415,124          6,363,693
Shares reacquired................  (51,456,334)      (794,472,870)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................  (10,053,999)      (154,993,410)
Shares reacquired upon conversion
  into Class A...................     (270,285)        (4,152,328)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................  (10,324,284)   $  (159,145,738)
                                   -----------    ---------------
                                   -----------    ---------------
Class C
---------------------------------
Year ended October 31, 1998:
Shares sold......................    1,915,959    $    17,541,510
Shares issued in reinvestment of
  distributions..................       21,081            194,900
Shares reacquired................   (1,997,866)       (18,435,258)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................      (60,826)   $      (698,848)
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1997:
Shares sold......................   26,331,596    $   408,638,884
Shares issued in reinvestment of
  distributions..................       12,995            199,203
Shares reacquired................  (26,898,046)      (419,221,061)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................     (553,455)   $   (10,382,974)
                                   -----------    ---------------
                                   -----------    ---------------
Class Z                              SHARES           AMOUNT
---------------------------------  -----------    ---------------
Year ended October 31, 1998:
Shares sold......................    5,371,303    $    51,576,104
Shares issued in reinvestment of
  distributions..................      211,034          2,016,116
Shares reacquired................   (5,816,918)       (56,657,242)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................     (234,581)   $    (3,065,022)
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1997:
Shares sold......................    7,750,167    $   123,137,184
Shares issued in reinvestment of
  distributions..................       48,879            775,333
Shares reacquired................   (8,555,074)      (136,615,380)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................     (756,028)   $   (12,702,863)
                                   -----------    ---------------
                                   -----------    ---------------

------------------------------------------------------------
NOTE 7. DISTRIBUTIONS

On December 11, 1998 the Board of Directors of the Fund declared a dividend from ordinary income of $.08 from Class A, $.01 from Class B and C and $.105 from Class Z payable on December 15, 1998 to shareholders of record on December 14, 1998.
--------------------------------------------------------------------------------
                                       B-56

FINANCIAL HIGHLIGHTS                        PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                         CLASS A(a)
                                                  ---------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                                  ---------------------------------------------------------
                                                   1998        1997         1996         1995        1994
                                                  -------     -------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 12.22     $ 15.86     $  15.75     $  16.90     $ 16.10
                                                  -------     -------     --------     --------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)..................        .06         .02          .07          .04        (.08)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................      (1.88)      (3.31)         .23        (1.09)       1.15
                                                  -------     -------     --------     --------     -------
   Total from investment operations...........      (1.82)      (3.29)         .30        (1.05)       1.07
                                                  -------     -------     --------     --------     -------
LESS DISTRIBUTIONS
Distributions in excess of net investment
   income.....................................       (.40)         --         (.19)          --        (.06)
Distributions from net realized gains.........       (.86)       (.35)          --         (.10)       (.21)
                                                  -------     -------     --------     --------     -------
   Total distributions........................      (1.26)       (.35)        (.19)        (.10)       (.27)
                                                  -------     -------     --------     --------     -------
Net asset value, end of year..................    $  9.14     $ 12.22     $  15.86     $  15.75     $ 16.90
                                                  -------     -------     --------     --------     -------
                                                  -------     -------     --------     --------     -------
TOTAL RETURN(b)...............................     (15.53)%    (21.32)%       1.97%       (6.23)%      6.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $22,624     $35,860     $113,585     $ 98,998     $98,921
Average net assets (000)......................    $26,845     $73,942     $106,148     $101,920     $92,233
Ratios to average net assets:
   Total expenses.............................       1.70%       1.48%        1.37%        1.46%       1.57%
   Operating expenses, including distribution
      fees....................................       1.70%       1.42%        1.37%        1.46%       1.57%
   Operating expenses, excluding distribution
      fees....................................       1.45%       1.17%        1.12%        1.21%       1.33%
   Net investment income (loss)...............        .63%        .14%         .44%         .26%       (.50)%
For Class A, B, C and Z shares:
   Portfolio turnover rate....................         94%         81%          91%          54%         56%

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-57

FINANCIAL HIGHLIGHTS                        PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                           CLASS B(a)
                                                  ------------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,
                                                  ------------------------------------------------------------
                                                    1998         1997         1996         1995         1994
                                                  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  11.77     $  15.40     $  15.38     $  16.62     $  15.94
                                                  --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss...........................        (.01)        (.09)        (.04)        (.08)        (.21)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................       (1.82)       (3.19)         .25        (1.06)        1.13
                                                  --------     --------     --------     --------     --------
   Total from investment operations...........       (1.83)       (3.28)         .21        (1.14)         .92
                                                  --------     --------     --------     --------     --------
LESS DISTRIBUTIONS
Distributions in excess of net investment
   income.....................................        (.29)          --         (.19)          --         (.03)
Distributions from net realized gains.........        (.86)        (.35)          --         (.10)        (.21)
                                                  --------     --------     --------     --------     --------
   Total distributions........................       (1.15)        (.35)        (.19)        (.10)        (.24)
                                                  --------     --------     --------     --------     --------
Net asset value, end of year..................    $   8.79     $  11.77     $  15.40     $  15.38     $  16.62
                                                  --------     --------     --------     --------     --------
                                                  --------     --------     --------     --------     --------
TOTAL RETURN(b)...............................      (16.32)%     (21.84)%       1.36%       (6.82)%       5.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $ 74,457     $128,694     $327,315     $344,313     $459,949
Average net assets (000)......................    $ 91,983     $244,462     $357,548     $368,771     $404,506
Ratios to average net assets:
   Total expenses.............................        2.45%        2.23%        2.12%        2.21%        2.33%
   Operating expenses, including distribution
      fees....................................        2.45%        2.17%        2.12%        2.21%        2.33%
   Operating expenses, excluding distribution
      fees....................................        1.45%        1.17%        1.12%        1.21%        1.33%
   Net investment loss........................        (.12)%       (.61)%       (.25)%       (.55)%      (1.27)%

---------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-58

FINANCIAL HIGHLIGHTS                        PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                         CLASS C(a)
                                                  --------------------------------------------------------
                                                                                                AUGUST 1,
                                                                                                 1994(d)
                                                           YEAR ENDED OCTOBER 31,                THROUGH
                                                  ----------------------------------------     OCTOBER 31,
                                                   1998       1997       1996        1995         1994
                                                  ------     ------     -------     ------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $11.77     $15.40     $ 15.38     $16.62       $ 16.68
                                                  ------     ------     -------     ------         -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)..................      (.01)      (.09)       (.04)      (.08)         (.06)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................     (1.82)     (3.19)        .25      (1.06)           --
                                                  ------     ------     -------     ------         -----
   Total from investment operations...........     (1.83)     (3.28)        .21      (1.14)         (.06)
                                                  ------     ------     -------     ------         -----
LESS DISTRIBUTIONS
Distributions in excess of net investment
   income.....................................      (.29)        --        (.19)        --            --
Distributions from net realized gains.........      (.86)      (.35)         --       (.10)           --
                                                  ------     ------     -------     ------         -----
   Total distributions........................     (1.15)      (.35)       (.19)      (.10)           --
                                                  ------     ------     -------     ------         -----
Net asset value, end of period................    $ 8.79     $11.77     $ 15.40     $15.38       $ 16.62
                                                  ------     ------     -------     ------         -----
                                                  ------     ------     -------     ------         -----
TOTAL RETURN(b)...............................    (16.32)%   (21.84)%      1.36%     (6.82)%        (.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $1,654     $2,932     $12,360     $2,443       $   718
Average net assets (000)......................    $2,276     $6,557     $ 6,402     $1,624       $   458
Ratios to average net assets:
   Total expenses.............................      2.45%      2.23%       2.12%      2.21%         3.00%(c)
   Operating expenses, including distribution
      fees....................................      2.45%      2.17%       2.12%      2.21%         3.00%(c)
   Operating expenses, excluding distribution
      fees....................................      1.45%      1.17%       1.12%      1.21%         2.00%(c)
   Net investment income (loss)...............      (.12)%     (.61)%      (.25)%     (.43)%       (1.64)%(c)

                                                            CLASS Z(a)
                                                --------------------------------
                                                                      MARCH 1,
                                                   YEAR ENDED         1996(e)
                                                   OCTOBER 31,        THROUGH
                                                -----------------   OCTOBER 31,
                                                 1998      1997         1996
                                                -------   -------   -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........  $ 12.28   $ 15.89     $ 16.57
                                                -------   -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)..................      .08       .06         .11
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................    (1.89)    (3.32)       (.79)
                                                -------   -------     -------
   Total from investment operations...........    (1.81)    (3.26)       (.68)
                                                -------   -------     -------
LESS DISTRIBUTIONS
Distributions in excess of net investment
   income.....................................     (.44)       --          --
Distributions from net realized gains.........     (.86)     (.35)         --
                                                -------   -------     -------
   Total distributions........................    (1.30)     (.35)         --
                                                -------   -------     -------
Net asset value, end of period................  $  9.17   $ 12.28     $ 15.89
                                                -------   -------     -------
                                                -------   -------     -------
TOTAL RETURN(b)...............................   (15.36)%  (21.02)%     (4.09)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............  $12,429   $19,520     $37,288
Average net assets (000)......................  $15,099   $31,945     $33,868
Ratios to average net assets:
   Total expenses.............................     1.45%     1.23%       1.12%(c)
   Operating expenses, including distribution
      fees....................................     1.45%     1.17%       1.12%(c)
   Operating expenses, excluding distribution
      fees....................................     1.45%     1.17%       1.12%(c)
   Net investment income (loss)...............      .82%      .39%        .68%(c)

---------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-59

REPORT OF INDEPENDENT ACCOUNTANTS           PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Pacific Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Pacific Growth Fund, Inc. (the "Fund") at October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three periods in the period ended October 31, 1996 were audited by other independent accountants, whose opinion dated December 12, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 18, 1998
--------------------------------------------------------------------------------

                  APPENDIX I--DESCRIPTION OF SECURITY RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS:

    AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that bonds in higher rated categories.

    BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

    BB,B,CCC,CC,C: Bonds rated BB,B,CCC,CC, or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

    Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

    Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

    B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies the numerical modifiers 1,2, and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF DUFF & PHELPS BOND RATINGS:

    AAA: Bonds rated AAA by Duff & Phelps are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

    AA+, AA, AA-: Bonds rated AA+, AA, or AA- are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

    A+, A, A-: Bonds rated A+, A, or A- have protection factors which are average but adequate; however, risk factors are more variable and greater in periods of economic stress.

    BBB+, BBB, BBB-: Bonds rated BBB+, BBB, or BBB- have below average protection factors but are still considered sufficient for prudent investment. These bonds demonstrate considerable variability in risk during economic cycles.

    BB+, BB, BB-: Bonds rated BB+, BB, or BB- are below investment grade but are still deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

    B+, B, B-: Bonds rated B+, B, or B- are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

    CCC: Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest, or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/ industry conditions, and/or with unfavorable company developments.

    DD: Bonds rated DD are defaulted debt obligations. The issuer failed to meet scheduled principal and/or interest payments.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

    Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

    The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

DESCRIPTION OF DUFF & PHELPS COMMERCIAL PAPER RATING:

    Duff & Phelps commercial paper ratings are divided into three categories, ranging from "1" for the highest quality obligations to "3" for the lowest. No ratings are issued for companies whose paper is not deemed investment grade. Issues assigned the Duff 1 rating are considered top grade. This category is further divided into three gradations as follows: Duff 1 plus--highest certainty of timely payment, short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; Duff 1--very high certainty of timely payment, liquidity factors are excellent and supported by strong fundamental protection factors, risk factors are minor; Duff 1 minus-high certainty of timely payment, liquidity factors are strong and supported by good fundamental protection factors, risk factors are very small. Issues rated Duff 2 represent a good certainty of timely payment; liquidity factors and company fundamentals are sound; although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good; risk factors are small. Duff 3 represents a satisfactory grade; satisfactory liquidity and other protection factors qualify issue as to investment grade; risk factors are larger and subject to more variation; nevertheless timely payment is expected.

                  APPENDIX II--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX III--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

EDGAR REPRESENTATION OF CHART
VALUE OF $1.00 INVESTED
ON 1/1/26 THROUGH 12/31/98
SMALL STOCKS--$5,116.95
COMMON STOCKS--$2,350.89
LONG-TERM BONDS--$44.18
TREASURY BILLS--$14.94
INFLATION--$9.16

Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates, Chicago, Illinois (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of interest. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P 500 Composite index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the U.S. government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

                                     III-1

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1996. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.
           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                    '88     '89     '90     '91     '92     '93     '94     '95     '96     '97     '98
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)             7.0%   14.4%    8.5%   15.3%    7.2%   10.7%   (3.4)%  18.4%    2.7%    9.6%   10.0%
---------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)        4.3%   15.4%   10.7%   15.7%    7.0%    6.8%   (1.6)%  16.8%    5.4%    9.5%    7.0%
---------------------------------------------------------------------------------------------------------
U.S. INVESTMENT
GRADE
CORPORATE
BONDS(3)             9.2%   14.1%    7.1%   18.5%    8.7%   12.2%   (3.9)%  22.3%    3.3%   10.2%    8.6%
---------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)            12.5%    0.8%   (9.6)%  46.2%   15.8%   17.1%   (1.0)%  19.2%   11.4%   12.8%    1.6%
---------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)             2.3%   (3.4)%  15.3%   16.2%    4.8%   15.1%    6.0%   19.6%    4.1%   (4.3%)   5.3%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN
HIGHEST
AND LOWEST RETURN
PERCENT             10.2    18.8    24.9    30.9    11.0    10.3     9.9     5.5     8.7    17.1     8.4

1 LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2 LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

3 LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

4 LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the Index have maturities of at least one year.

                                     III-2

5 SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

                                     III-3

    This chart illustrates the performance of major world stock markets for the period from December 31, 1986 through September 30, 1997. It does not represent the performance of any Prudential Mutual Fund.

AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS
(12/31/85-12/31/98)(IN U.S. DOLLARS)

EDGAR REPRESENTATION OF CHART
BELGIUM 22.7%
SPAIN 22.5%
THE NETHERLANDS 20.8%
SWEDEN 19.9%
SWITZERLAND 18.3%
USA 18.1%
HONG KONG 17.8%
FRANCE 17.4%
UK 16.7%
GERMANY 13.4%
AUSTRIA 8.9%
JAPAN 6.5%
Source: Morgan Stanley Capital International (MSCI) based on data retrieved from Lipper Analytical New Application (LANA) as of
September 30, 1997. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

    This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.

EDGAR REPRESENTATION OF CHART
CAPITAL APPRECIATION AND
REINVESTING DIVIDENDS--$391,707
CAPITAL APPRECIATION ONLY--$133,525
Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                                     III-4

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                          WORLD TOTAL: $15.8 TRILLION

CANADA--1.8%
U.S.--51.0%
EUROPE--34.7%
PACIFIC BASIN--12.5%
Source: Morgan Stanley Capital International, September 30, 1997. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1579 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

                                    [CHART]

Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1996. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                                     III-5

                APPENDIX IV--INFORMATION RELATING TO PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and nearly 6,500 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of individual life insurance, the Prudential has 25 million life insurance policies and group certificates in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than 1.5 million cars and insures more than 1.2 million homes.

    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential's Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $211 billion in assets of institutions and individuals. In Pensions & Investments, May 12, 1997, Prudential was ranked third in terms of total assets under management.

    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents and more than 1,100 offices in the United States.(2)

    HEALTHCARE. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.

    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of Prudential, has over $1 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    As of August 31, 1998 Prudential Investments Fund Management LLC is the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

---------------
(1)Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. LLC as one of the subadvisers to The Prudential Investment Portfolio, Inc. and Mercator Asset Management, L.P. as subadviser to International Stock Series is a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.
(2)As of December 31, 1996.

    EQUITY FUNDS. FORBES magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. FORBES considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

---------------
(3)As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
(4)Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-U.S. accounts managed by Prudential Mutual Fund Investment Management LLC, a division of PIC, for the year ended December 31, 1995.
(5)Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.
(6)As of December 31, 1994.

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion.

    During 1997, approximately 29,000 new customer accounts were opened each month at Prudential Securities.(7)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities Financial Advisor training programs received a grade of A-(compared to an industry average of B+).

    In 1995, Prudential Securities' equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers.(8)

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    Standard & Poor's rates Prudential Securities Incorporated BBB+, with a "Stable Outlook."

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

---------------
(7)As of December 31, 1997.
(8)On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)  PRUDENTIAL PACIFIC GROWTH FUND, INC.
--------------------------------------------------------------------------------

We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 1998) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended October 31, 1998, the Fund paid long-term capital gain distributions of $.857 per share which are taxable as such.

The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. For the fiscal year ended October 31, 1998, the Fund intends on passing through 30.23% of ordinary income distributions as a foreign tax credit.

We wish to advise you that the corporate dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

In January 1999, you will be advised on IRS Form 1099 DIV, or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar year 1998.


                                    B-61